As Filed with the Securities and Exchange Commission on January 31, 2006

File No. 333-36975

File No. 811-08397

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 14	☒

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 17	☒

THE MARSICO INVESTMENT FUND

(Exact Name of Registrant as Specified in Charter)

1200 17TH STREET, SUITE 1600

DENVER, CO 80202

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-888-860-8686

CHRISTOPHER J. MARSICO

The Marsico Investment Fund

1200 17th Street, Suite 1600

Denver, CO 80202

(Name and address of agent for service of process)

COPIES TO:

SANDER M. BIEBER, ESQ.

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

It is proposed that this filing will become effective (check the appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE MARSICO INVESTMENT FUND

Prospectus February 1, 2006

Marsico Focus Fund

Marsico Growth Fund

Marsico 21st Century Fund

Marsico International Opportunities Fund

[LOGO]

MARSICO FUNDS

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

YOUR GUIDE TO THE PROSPECTUS

This Prospectus is designed to help you make an informed decision about whether investing in The Marsico Investment Fund is appropriate for you. The Marsico Investment Fund is a group of mutual funds. There are presently four portfolios available for investment: the Marsico Focus Fund (“Focus Fund”), the Marsico Growth Fund (“Growth Fund”), the Marsico 21st Century Fund (“21st Century Fund”) and the Marsico International Opportunities Fund (“International Opportunities Fund”). We refer to these separate portfolios as the “Funds.” The investment adviser for each Fund is Marsico Capital Management, LLC (the “Adviser”).

We have divided the Prospectus into four sections to make it easy for you to find what you are looking for.

The first section, The Funds, contains a discussion of the objectives, principal risks, performance history and fees of each Fund. In particular, this section tells you four important things about each Fund:

•	Each Fund’s investment goal – what the Fund is trying to achieve.

•	The principal investment policies of each Fund – how each Fund tries to meet its investment goal.

•	The investment selection process used by each Fund – what are each Fund’s primary types of investments and principal investment strategies.

•	Risks you should be aware of – the principal risks associated with investing in each Fund.

The other three sections of the Prospectus – Who Manages the Funds, How to Buy and Sell Shares, and Financial Highlights – provide detailed information about how the Funds are managed, the services and privileges available to the Funds’ shareholders, how shares are priced, how to buy and sell shares, and financial information.

A Privacy Notice describing how the Funds protect the privacy of your financial information appears after the Prospectus.

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THE FUNDS

THE GOALS AND PRINCIPAL INVESTMENT POLICIES OF THE FUNDS

The Focus Fund

•	The Focus Fund seeks long-term growth of capital.

•	The Focus Fund is a “non-diversified” portfolio and invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Focus Fund will normally hold a core position of between 20 and 30 common stocks. The Fund may hold a limited number of additional securities at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

The Growth Fund

•	The Growth Fund seeks long-term growth of capital.

•	The Growth Fund is a “diversified” portfolio and invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Growth Fund will normally hold a core position of between 35 and 50 common stocks. The Fund may hold a limited number of additional securities at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

The 21st Century Fund

•	The 21st Century Fund seeks long-term growth of capital.

•	The 21st Century Fund is a “diversified” portfolio and invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size, and will normally hold a core position of between 35 and 50 common stocks. The Fund may hold a limited number of additional securities at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

The International Opportunities Fund

•	The International Opportunities Fund seeks long-term growth of capital.

•	The International Opportunities Fund is a “diversified” portfolio and invests primarily (no less than 65% of its total assets) in common stocks of foreign companies that are selected for their long-term growth potential. The Fund may invest in companies of any size throughout the world. The Fund normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in various issuers or securities that together

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have ties to at least four different foreign countries. Some issuers or securities in the Fund’s portfolio may be based in or economically tied to the United States. The Fund will normally hold a core position of between 35 and 50 common stocks. The Fund may hold a limited number of additional securities at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. The Fund may invest in securities of companies economically tied to emerging markets.

THE FUNDS’ GOALS may be changed by the Board of Trustees without shareholder approval. You will receive advance written notice of any material changes to a Fund’s goals.

A WORD ABOUT THE FUNDS: The Funds are mutual funds, which are pooled investment vehicles that are professionally managed and that give you the opportunity to participate in financial markets. The Funds strive to reach their stated goals, although no assurances can be given that they will achieve those goals. Investments in the Funds are not bank deposits and are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Funds do not represent complete investment programs. You could lose money by investing in the Funds.

OTHER INVESTMENT POLICIES OF THE FUNDS

•	Each Fund may invest without limit in foreign securities. These securities may be publicly traded in the United States or on a foreign exchange or both, and may be bought and sold in a foreign currency that the Fund may or may not also hold. The Adviser generally selects foreign securities on a security-by-security basis based primarily on considerations such as growth potential rather than geographic location or other considerations.

•	Primarily for hedging purposes, the Funds may use options (including options on securities and securities indices), futures (including futures on securities indices and foreign currencies), and forward contracts on foreign currencies.

•	Under normal market conditions, each Fund may invest up to 10% of its total assets in all types of fixed income securities. Investments in certain categories of fixed income securities, including (i) high-yield bonds and (ii) mortgage and asset-backed securities, will not exceed 5% of a Fund’s total assets for each category.

•	Each Fund may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be sold or disposed of quickly in the normal course of business.

•	The Funds may also invest in the securities of other investment companies to a limited extent, and intend to do so primarily for cash management purposes.

•	Under adverse market conditions or in the event of exceptional redemption requests, each Fund may hold cash or cash-equivalents and invest without limit in money market securities, U.S. government obligations, short-term debt securities, and other investments such as options, futures, short sales, and currency forward contracts. This could have a negative effect on a Fund’s ability to achieve its investment objective. The Funds may also purchase high-grade commercial paper, federal agency or government-sponsored entity securities, and certificates of deposit, and may enter into

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repurchase agreements. Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor insured by the United States Treasury.

“LARGE COMPANIES:” Large companies are often referred to as “large capitalization” companies because they typically have a market capitalization of $4 billion or more. Market capitalization is calculated by multiplying the number of shares outstanding by the stock price of the company.

MORTGAGE AND ASSET-BACKED SECURITIES represent shares in a pool of mortgages or other debt, such as car loans. These securities may involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities. These securities also present other potential risks, such as the risk that borrowers may fail to repay principal or interest.

HIGH-YIELD BONDS are corporate debt securities that may present an elevated risk that the issuer may not be able to meet its obligation to repay principal or interest. For this reason, high-yield bonds are given low to medium credit ratings by rating agencies such as Moody’s (Ba and lower) and Standard & Poor’s (BB and lower) that are generally below the ratings given to investment-grade corporate bonds, and are considered to be more speculative in nature.

“DIVERSIFIED” VS. “NON-DIVERSIFIED:” All mutual funds must elect to be “diversified” or “non-diversified,” which will affect the number and size of the positions that they can take in the securities of different issuers. In general, a “diversified” portfolio may not invest, with respect to 75% of its total assets, more than 5% of its total assets in the securities of any one issuer, measured at the time of purchase (or instead measured on a quarterly basis). In contrast, a “non-diversified” portfolio, such as the Focus Fund, may not invest, with respect to 50% of its total assets, more than 5% of its total assets in the securities of any one issuer, measured at the end of each fiscal quarter. As a result, a “non-diversified” portfolio has the ability to invest a greater percentage of its assets in the securities of particular issuers compared to a “diversified” portfolio.

The Focus Fund, as a non-diversified fund, typically will hold the securities of fewer companies than the Growth Fund, the 21st Century Fund, or the International Opportunities Fund. None of the Funds may invest more than 25% of its total assets in a single issuer (other than U.S. government securities) and none of the Funds may own more than 10% of the outstanding voting shares of any one issuer.

“FOREIGN SECURITIES:” Although all of the Funds may invest in foreign securities, the International Opportunities Fund invests primarily in foreign securities. Foreign securities include the securities of companies principally traded on non-U.S. securities markets. Foreign securities also include the securities of companies with a principal office outside the United States and securities of companies that generate more than 50% of their total revenues from business outside the United States. Securities of such companies may be listed or traded on U.S. securities exchanges or other U.S. markets as American Depositary Receipts or otherwise. Such U.S.-traded securities are considered “foreign securities” in which the Funds may invest.

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THE INVESTMENT SELECTION PROCESS USED BY THE FUNDS

In selecting investments for the Funds, the Adviser uses an approach that combines “top-down” macro-economic analysis with “bottom-up” stock selection.

•	The “top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, the Adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the “top-down” analysis, the Adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Adviser has observed.

•	The Adviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the Adviser may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” stock selection.

•	As part of this fundamental, “bottom-up” research, the Adviser may visit with various levels of a company’s management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. The Adviser also may prepare detailed earnings and cash flow models of companies. These models may assist the Adviser in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

•	The Adviser may reduce or sell a Fund’s investments in portfolio companies if, in the opinion of the Adviser, a company’s fundamentals change substantially, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

•	The Funds’ core investments generally are comprised of established companies and securities that exhibit growth characteristics. However, the Funds’ portfolios also may typically include companies with more aggressive growth characteristics, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team or an acquisition.

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•	The Funds may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Funds to incur higher transaction costs (which may adversely affect the Funds’ performance) and may increase taxable distributions for shareholders.

•	Although the research process and investment philosophy are similar among each of the Funds, the Adviser generally may take a more aggressive approach to managing the assets of the 21st Century Fund.

•	In managing the Funds’ assets, the Adviser seeks to remain mindful of the tax consequences that investment decisions may have on shareholders. However, if the Adviser determines that a portfolio security should be sold, the holding will be sold notwithstanding any possible tax consequences.

THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS

RISKS IN GENERAL

Domestic and foreign economic growth and market conditions, interest rate levels and political events are among the factors affecting the securities and markets in which the Funds invest. There is a risk that the Adviser will not accurately predict the direction of these and other factors and, as a result, the Adviser’s investment decisions may not accomplish what they were intended to achieve. You could lose money investing in the Funds. You should consider your own investment goals, time horizon and risk tolerance before investing in the Funds.

RISKS OF COMMON STOCKS (EACH FUND)

Each of the Funds invests primarily in common stocks. As a result, the Funds and their shareholders bear the risks associated with common stock investing. These risks include the financial risk that the Adviser may select individual companies that do not perform as anticipated, the risk that the stocks and markets in which the Funds invest may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Many factors may affect the performance of an individual company’s stock, such as the strength of its management or the demand for its products or services. Each of the Funds invest primarily in the securities of companies that are selected for their long-term growth potential. The value of such companies is in part a function of their expected earnings growth. Negative performance by a company may prevent the company from experiencing such growth, which may prevent the Funds from realizing the potential value anticipated by the Adviser when it selected the company’s stock for the Funds’ portfolios.

Overall stock market risks may affect the value of the Funds. Over time, stock markets tend to move in cycles, including periods when stock prices rise generally and periods when stock prices decline generally. The value of the Funds’ investments may increase or decrease more than stock markets in general.

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RISKS OF FOREIGN INVESTING (EACH FUND)

Each of the Funds may invest without limit in foreign securities, and the International Opportunities Fund will invest primarily (at least 65% of its total assets) in foreign securities. Investments in foreign securities may be riskier than U.S. investments because of factors such as, without limitation, unstable international, political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, potential confiscatory taxation or nationalization of companies by foreign governments, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, ineffective or detrimental government regulation, political or economic factors that may severely limit business activities, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors. Investments in emerging markets may involve these and other significant risks such as immature economic structures and less developed and more thinly-traded securities markets.

RISKS OF FIXED INCOME INVESTING (EACH FUND)

Credit Risk: The Funds could lose money if the issuer of a fixed income security cannot meet its financial obligations or goes bankrupt.

Interest Rate Risk: The value of a Fund’s investments in fixed income securities may fall when interest rates rise.

High-Yield Securities: High-yield corporate debt securities with credit ratings that are below investment grade, also referred to as “junk bonds,” are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities. This is especially true during periods of economic uncertainty or during economic downturns. The value of these lower quality securities is subject to greater volatility and is generally more dependent on the ability of the issuer to meet interest and principal payments than is the case for higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

Federal Agency or Government-Sponsored Entity Securities: Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor insured by the United States Treasury.

RISK OF NON-DIVERSIFICATION (FOCUS FUND)

As previously mentioned, the Focus Fund is a non-diversified portfolio, which means that, at any given time, it may hold fewer securities than portfolios that are “diversified.” Holding fewer securities increases the risk that the value of the Focus Fund could go down because of the poor performance of a single investment.

(EACH FUND)

In addition, although each Fund (other than the Focus Fund) is considered a “diversified” portfolio under applicable law, each Fund holds a relatively concentrated portfolio that may

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contain fewer securities than the portfolios of certain other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of each Fund could go down because of the poor performance of one or a few investments.

OTHER RISKS

The Funds may also invest in options, futures and foreign currencies or currency forward contracts, and may enter into certain types of short sales. If these practices are used by the Funds, the intent would be primarily to hedge the Funds’ portfolios. Investors should not regard the possible use by the Funds of these practices as a major factor in the performance of the Funds. The Funds are not appropriate investment vehicles for investors seeking extensive exposure to these types of instruments. Investing for hedging purposes may result in certain transaction costs which may reduce a Fund’s performance. In addition, no assurances can be given that each derivative position will achieve the desired correlation with the security or currency that it is being hedged against. No assurances can be given that these instruments will be used, or that they will achieve the desired results.

PERFORMANCE HISTORY

Performance information is presented for each of the Funds. The bar charts and table indicate some of the risks of investing in the Funds. The bar charts show calendar year total returns for the Funds for each full year since their inception, together with the best and worst quarters since inception. The table shows how the Funds’ average annual returns (before and after taxes) for the periods of one year, five years and since inception compare to those of a broad-based securities market index. All presentations assume reinvestment of dividends and distributions. As with all mutual funds, past results (before and after taxes) are not an indication of future performance.

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YEAR BY YEAR TOTAL RETURNS AS OF 12/31/05

FOCUS FUND
2005	9.69%
2004	11.70%
2003	31.24%
2002	-16.69%
2001	-20.81%
2000	-17.91%
1999	55.27%	[BAR CHART]
1998	51.30%
Best Quarter (12/31/99)	34.78%
Worst Quarter (3/31/01)	-18.63%

GROWTH FUND
2005	6.74%
2004	14.38%
2003	31.97%
2002	-16.79%
2001	-20.33%
2000	-15.85%
1999	53.30%	[BAR CHART]
1998	43.40%
Best Quarter (12/31/99)	34.95%
Worst Quarter (9/30/01)	-17.47%

21st CENTURY FUND
2005	7.84%
2004	22.30%
2003	48.79%
2002	-10.45%
2001	-19.80%
Best Quarter (6/30/03)	22.17%	[BAR CHART]
Worst Quarter (3/31/01)	-20.67%

INTERNATIONAL OPPORTUNITIES FUND
2005	19.14%
2004	17.06%
2003	41.52%
2002	-7.76%
2001	-15.65%
Best Quarter (6/30/03)	20.74%	[BAR CHART]
Worst Quarter (9/30/01)	-18.31%

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AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

	One Year	Five Years	Since Inception
Focus Fund(1)

Return Before Taxes	9.69%	1.19%	9.36%
Return After Taxes on Distributions	9.69%	1.18%	9.06%
Return After Taxes on Distributions and Sale of Fund Shares	6.30%	1.01%	8.18%

S&P 500® Index* (reflects no deduction for fees, expenses or taxes)	4.91%	0.54%	4.79%

Growth Fund(1)

Return Before Taxes	6.74%	1.33%	8.89%
Return After Taxes on Distributions	6.74%	1.32%	8.75%
Return After Taxes on Distributions and Sale of Fund Shares	4.38%	1.13%	7.80%

S&P 500® Index* (reflects no deduction for fees, expenses or taxes)	4.91%	0.54%	4.79%

21st Century Fund(2)

Return Before Taxes	7.84%	7.10%	4.47%
Return After Taxes on Distributions	7.84%	7.10%	4.47%
Return After Taxes on Distributions and Sale of Fund Shares	5.10%	6.15%	3.86%

S&P 500® Index* (reflects no deduction for fees, expenses or taxes)	4.91%	0.54%	-0.28%

International Opportunities Fund(3)

Return Before Taxes	19.14%	8.96%	7.40%
Return After Taxes on Distributions	19.02%	8.92%	7.12%
Return After Taxes on Distributions and Sale of Fund Shares	12.60%	7.78%	6.24%

Morgan Stanley Capital International EAFE Index** (reflects no deduction for fees, expenses or taxes)	13.54%	4.55%	2.04%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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(1)	The Fund commenced operations on December 31, 1997.
(2)	The Fund commenced operations on February 1, 2000.
(3)	The Fund commenced operations on June 30, 2000.
*	The S&P 500® Index is a registered trademark of Standard & Poor’s Corporation and is an unmanaged broadly based index of the common stock prices of 500 large U.S. Companies. You cannot invest directly in an index.
**	The Morgan Stanley Capital International EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia and the Far East. You cannot invest directly in an index.

EXPENSES

As an investor in the Funds, you pay certain fees and expenses in connection with an investment in the Funds, which are described in the table on this page. There are no sales loads or exchange fees associated with an investment in the Funds. A redemption fee applies to certain redemptions or exchanges of shares of the Funds. For more information on this fee, see “Frequent Purchases and Redemptions of Fund Shares” on page 28 of this Prospectus. Fund operating expenses are paid out of the assets of each Fund, so their effect is included in each Fund’s share price.

SHAREHOLDER FEES (fees paid directly from your investment)

The Transfer Agent currently charges $12.50 for each redemption from an IRA account and $15.00 for each payment by wire of redemption proceeds from an IRA account. There is also a $12.50 annual maintenance fee charged on retirement accounts. See “Retirement Plan Services” at page 35 for more information.

REDEMPTION FEES	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund
On shares sold or exchanged (as a percentage of amount redeemed) after holding them for 30 days or less	2.00%	2.00%	2.00%	2.00%

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ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

	Focus Fund		Growth Fund		21st Century Fund	International Opportunities Fund
Management Fee	0.85	%(1)	0.85	%(1)	0.85%	0.85%
Distribution and Service (12b-1) Fees(a)	0.25%		0.25%		0.25%	0.25%
Other Expenses(b)	0.15%		0.16%		0.26%	0.39%
Total Annual Fund Operating Expenses(c)	1.25%		1.26%		1.36%	1.49%
(Fee Waivers) Recoupment(c)	—		—		0.03%	0.11%
Net Expenses(c)	1.25%		1.26%		1.39%	1.60%

(1)	The investment advisory fee (“management fee”) for managing the Focus Fund and the Growth Fund is reduced for any assets that exceed certain thresholds. The management fee schedule for these two Funds is 0.85% per year of average daily net assets up to $3 billion in each Fund, and 0.75% per year of average daily net assets exceeding $3 billion in each Fund.
(a)	Each Fund has adopted a Rule 12b-1 plan which allows a Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The maximum level of distribution expenses is 0.25% per year of a Fund’s average net assets. As these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment, reduce investment returns, and may cost you more than paying other types of sales or distribution charges.
(b)	These expenses include custodian, transfer agency and administration fees and other customary Fund expenses.
(c)	The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of each Fund (excluding interest, taxes, litigation, brokerage and extraordinary expenses) to an annual rate of 1.60% of the Focus Fund’s average net assets, 1.50% of the Growth Fund’s and the 21st Century Fund’s average net assets, and 1.60% of the International Opportunities Fund’s average net assets until December 31, 2006. This fee waiver may be terminated at any time after December 31, 2006. The Adviser may recoup any waived amount from a Fund pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense. The amount of each Fund’s expenses waived or recouped is shown under the heading “(Fee Waivers) Recoupment.”

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EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example is based on the Annual Fund Operating Expenses described in the table.

This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Focus Fund	$127	$397	$686	$1,511
Growth Fund	$128	$400	$692	$1,523
21st Century Fund	$138	$431	$745	$1,635
International Opportunities Fund	$163	$505	$871	$1,900

Please note that the above example is an estimate of the expenses to be incurred by shareholders of the Funds. Actual expenses may be higher or lower than those reflected above.

WHO MANAGES THE FUNDS

THE INVESTMENT ADVISER

Marsico Capital Management, LLC (the “Adviser” or “Marsico Capital”), located at 1200 17th Street, Suite 1600, Denver, CO 80202, serves as the investment adviser to each Fund under an Investment Advisory and Management Agreement (the “Agreement”) with The Marsico Investment Fund (the “Trust”). The Agreement provides that the Adviser will furnish continuous investment advisory and management services to the Funds. Marsico Capital was organized in September 1997 as a registered investment adviser. In addition to advising the Funds, Marsico Capital provides investment services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of the Adviser.

The Adviser manages the investment portfolios of the Funds, subject to policies adopted by the Trust’s Board of Trustees. Under the Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Funds. Marsico Capital also pays the salaries and fees of all officers and trustees of the Trust who are also officers, directors or employees of Marsico Capital, except as otherwise authorized by the Trust’s Board of Trustees. The Trust pays the salaries and fees of all other trustees of the Trust. For the fiscal year ended September 30, 2005, the Adviser received an aggregate fee of 0.84% for investment

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advisory services performed as a percentage of average daily net assets of each Fund. The Adviser has reduced its investment advisory fee (“management fee”) for managing the Focus Fund and the Growth Fund for any assets that exceed certain thresholds. Since November 11, 2004, the management fee schedule for these two Funds has been 0.85% per year of average daily net assets up to $3 billion in each Fund, and 0.75% per year of average daily net assets exceeding $3 billion in each Fund.

A discussion regarding the basis for the Trustees’ approval of the Agreement between the Funds and the Adviser is available in the Funds’ semi-annual report to shareholders dated March 31, 2005 (for the six-month period ended March 31, 2005) and will be available in the Funds’ semi-annual report to shareholders dated March 31, 2006 (for the six-month period ending March 31, 2006).

THE PORTFOLIO MANAGERS

The following section provides biographical information about each Fund’s portfolio manager. Additional information relating to each portfolio manager’s compensation, other accounts managed by the portfolio manager, and each portfolio manager’s ownership of shares of the Funds managed by that manager is available in the Funds’ Statement of Additional Information.

The Focus Fund and the Growth Fund

Thomas F. Marsico is the Chief Investment Officer of Marsico Capital, and manages the investment program of the Focus Fund and the Growth Fund. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

The 21st Century Fund

Corydon J. Gilchrist, CFA is the portfolio manager of the 21st Century Fund. Prior to joining Marsico Capital in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at Invista Capital Management, where he served on a committee that managed several international equity funds. He holds BBA and MBA degrees from the University of Iowa, and is a CFA® charter holder.

The International Opportunities Fund

James G. Gendelman is the portfolio manager of the International Opportunities Fund. Prior to joining Marsico Capital in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor’s degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

HOW TO BUY AND SELL SHARES

PRICING OF FUND SHARES

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund’s net asset value per share (“NAV”). The NAV

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is calculated by taking the total value of a Fund’s assets, subtracting its liabilities, and then dividing by the number of shares outstanding. This is a standard calculation, and forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. The NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) every day the Exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Funds’ transfer agent, UMB Fund Services, Inc. (the “Transfer Agent”). The Funds’ investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Adviser in accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees. The Funds may use pricing services to assist in determining market value. The Funds may invest in portfolio securities or instruments that are primarily traded on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. The value of these or other investments held by the Funds may change on days when shareholders will not be able to purchase or redeem shares.

The International Opportunities Fund (and any other Fund that holds foreign securities) will fair value price one or more of its portfolio securities if market prices for such securities are not readily available, or if a significant event after market closing affects the value of the securities and renders the closing quotations for the securities stale or unreliable. The Fund(s) will use the fair value prices thereby determined if the Fund’s net asset value would be materially affected. Such significant events could be company specific (such as earnings reports and merger announcements), country specific (such as acts of terrorism, natural disasters and economic or political news), or global. The use of fair value pricing may help to assure that on average, foreign security prices (and Fund share prices) may better reflect the values of the securities at the time the Funds’ NAVs are calculated, and may reduce opportunities for “time zone arbitrage” (see “Frequent Purchases and Redemptions of Fund Shares” on page 28). However, fair value pricing also may at times result in portfolio security prices (and Fund share prices) that are less objective, not verifiable from independent sources (other than fair value pricing services, if available) and less precise than closing foreign market quotations as measures of market sentiment. To help address circumstances when significant events may materially affect the value of foreign securities and render the closing market quotations for such securities stale or unreliable, the Board of Trustees has authorized the use of a pricing service to assist the Funds in valuing certain equity securities listed or traded on foreign securities exchanges in the Funds’ portfolios in certain circumstances when there is a significant change in the value of potentially related U.S.-traded securities, as represented by the S&P 500® Index. The Funds may also fair value price their portfolio securities in certain circumstances, such as, without limitation, if the exchange on which a security is principally traded closed early, or if trading in a particular security was halted during the day and did not resume prior to the time when a Fund calculated its NAV.

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INSTRUCTIONS FOR OPENING AND ADDING TO AN ACCOUNT

TO OPEN AN ACCOUNT BY MAIL	TO ADD TO AN ACCOUNT BY MAIL
Complete and sign the Account Application or an IRA Application.	Complete the investment slip that is included in your account statement, and write your account number on your check. If you no longer have your investment slip, please reference your name, account number and address on your check.

• Make your check payable to the Marsico Funds. • For IRA accounts, please specify the year for which the contribution is made.

MAIL YOUR APPLICATION AND CHECK TO:	MAIL THE SLIP AND THE CHECK TO:

Marsico Funds c/o UMB Fund Services, Inc. P.O. Box 3210 Milwaukee, WI 53201-3210	Marsico Funds c/o UMB Fund Services, Inc. P.O. Box 3210 Milwaukee, WI 53201-3210

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BY OVERNIGHT DELIVERY, SEND TO:	BY OVERNIGHT DELIVERY, SEND TO:

Marsico Funds c/o UMB Fund Services, Inc. 803 West Michigan Street Suite A Milwaukee, WI 53233-2301 888-860-8686	Marsico Funds c/o UMB Fund Services, Inc. 803 West Michigan Street Suite A Milwaukee, WI 53233-2301 888-860-8686

BY TELEPHONE	BY TELEPHONE

Telephone transactions may not be used for initial purchases.	You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. You may call 888-860-8686 to purchase shares in an existing account. Investments made by electronic funds transfer must be from a pre-designated bank account and in amounts of at least $50 and not greater than $100,000, and will be effective at the NAV next computed after your instruction is accepted by the Transfer Agent.

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BY INTERNET	BY INTERNET

You may open new accounts through the Marsico Funds Website at: www.marsicofunds.com. For important information on this feature, see “Fund Transactions Through the Marsico Funds Website” on page 34 of this Prospectus.	You may purchase shares in an existing account through the Marsico Funds Website at: www.marsicofunds.com. To establish online transaction privileges, you must enroll through the Website. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. For important information on this feature, see “Fund Transactions Through the Marsico Funds Website” on page 34 of this Prospectus.

TO OPEN AN ACCOUNT BY WIRE	TO ADD TO AN ACCOUNT BY WIRE

Call 888-860-8686 for instructions and to obtain an account number prior to wiring the funds.	Send your investment to UMB Bank, n.a. by following the instructions listed in the column below.

SEND YOUR INVESTMENT TO UMB BANK, N.A. WITH THESE INSTRUCTIONS:

• UMB Bank, n.a.

• ABA#: 101000695

• For Credit to the Marsico Funds

• A/C#: 9870858118

• For further credit to: investor account number; name(s) of investor(s); SSN or TIN; name of Fund to be purchased.

AUTOMATIC SERVICES

With an initial investment indicate on your application which of the automatic service(s) described on page 36 that you want. Return your application with your investment.

TELEPHONE AND WIRE TRANSACTIONS

Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. It takes 15 calendar days after

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receipt by the Funds of your bank account information to establish this feature. Purchases by ACH transfer may not be made during this time. You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. You must have ACH instructions on your account in order to conduct online purchases. With respect to purchases made by telephone, the Funds and their agents will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, the Funds or their agents will not be liable for any loss, cost or expense for acting upon telephone instructions believed to be genuine or for any unauthorized telephone transactions.

If you purchase your initial shares by wire, the Transfer Agent first must have received a completed Account Application and issued an account number to you. The account number must be included in the wiring instructions set forth on the previous page.

The Transfer Agent must receive your Account Application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Funds receive a properly completed and executed Account Application.

Exchange Privilege: As a convenience, the Funds’ shareholders may exchange all or part of their investment in the Funds for the Marsico Shares of the Columbia Cash Reserves Fund (“Columbia Cash Reserves Fund”), a money market fund advised by Columbia Management Advisors, LLC (and not by the Adviser) that invests in a diversified portfolio of high quality money market instruments. THE SHARES OF THE COLUMBIA CASH RESERVES FUND ARE NOT OFFERED BY THIS PROSPECTUS. For important information on this exchange feature, please see page 32 of this Prospectus. You should also be aware that your exchanges made through this feature may be subject to redemption fees for short-term trades as discussed in “Frequent Purchases and Redemptions of Fund Shares” on page 28.

ADDITIONAL PURCHASE INFORMATION

If you may need to redeem your investment shortly after your purchase, you should be aware that your investment may be subject to redemption fees for short-term trades as discussed in “Frequent Purchases and Redemptions of Fund Shares” on page 28. The Funds may hold redemption proceeds until the proceeds used to purchase shares have been collected (e.g., your check has cleared, or your ACH payments have been received), but in no event for more than 10 calendar days. If you fail to provide and certify to the accuracy of your Social Security Number or Taxpayer Identification Number, the Funds will be required to withhold 28% of all dividends, distributions and payments, including redemption proceeds.

Please note that the Funds are offered and sold only to persons residing in the United States or Puerto Rico. Applications will only be accepted if they contain a U.S. or Puerto Rico address. This Prospectus should not be considered a solicitation to buy or an offer to sell shares of the Funds in any jurisdiction where it would be unlawful under the securities laws of that jurisdiction.

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The Funds will not accept your Account Application if you are investing for another person as attorney-in-fact. The Funds will not accept accounts with “Power of Attorney” or “POA” in the registration section of the Account Application.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, travelers checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete ACH or other electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. You will also be responsible for any losses suffered by the Funds as a result. The Funds may redeem shares you own in this or any identically registered Marsico Funds account as reimbursement for any such losses. The Funds reserve the right to reject any purchase order for Fund shares and to involuntarily redeem any accountholder’s shares under certain other circumstances as permitted under the Investment Company Act of 1940, as amended.

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CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social Security Number, Taxpayer Identification Number or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed below. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS

INVESTMENT MINIMUMS	INITIAL	ADDITIONAL
Regular accounts	$2,500	$100
Traditional IRAs and IRA Rollovers	1,000	100
Spousal IRAs	500	100
Roth IRAs	1,000	100
SEP-IRAs	500	100
Gifts to minors	500	50
Automatic Investment Plans	1,000	50

INVESTMENTS MADE THROUGH FINANCIAL SERVICES AGENTS

If you invest in the Funds indirectly through an intermediary such as a financial services agent (rather than directly with the Funds through the Transfer Agent), the policies and fees associated with making an investment may be different than those described here. Financial advisers, financial supermarkets and other financial services agents may charge their own transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial services agent if you have any

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questions. Your financial services agent is responsible for transmitting your orders to the Transfer Agent in a timely manner, which ordinarily means by 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, whichever is earlier). You may need to place your order with your financial services agent early in the day so the financial services agent can transmit the order in time to be received by the Transfer Agent by 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, whichever is earlier).

Certain financial services agents may enter into agreements with the Funds or their agents which permit them to confirm orders timely received on behalf of customers by phone, with payment to follow later, in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the transaction may be rescinded and the financial services agent will be held liable for any resulting losses.

The Funds may pay distribution fees under Rule 12b-1 to financial services agents to cover Fund distribution costs and other costs.

The Funds also may pay administrative fees to financial services agents to cover the costs of shareholder servicing, recordkeeping, and other administrative services provided to shareholders by financial services agents. The Funds may seek to reduce administrative fees payable to a financial services agent through commission recapture arrangements, in which a portion of commissions payable to a financial services agent for executing Fund portfolio transactions is credited against such non-distribution related administrative fees.

The Adviser may also use its own resources to pay financial services agents to help cover distribution or administrative costs.

INSTRUCTIONS FOR SELLING FUND SHARES

TO SELL SHARES

BY MAIL

Write a letter of instruction that includes:

•	the name(s) and signature(s) of all account owners

•	your account number

•	the Fund name

•	the dollar or share amount you want to sell

•	how and where to send the proceeds

•	if redeeming from your IRA, please note applicable withholding requirements.

In certain situations, you may be required to obtain a Medallion signature guarantee or provide other documents in order to sell shares. Information about such requirements appears in “Signature Guarantees” on page 30.

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MAIL YOUR REQUEST TO:	BY OVERNIGHT DELIVERY, SEND TO:

Marsico Funds c/o UMB Fund Services, Inc. P.O. Box 3210 Milwaukee, WI 53201-3210	Marsico Funds c/o UMB Fund Services, Inc. 803 West Michigan Street Suite A Milwaukee, WI 53233-2301
888-860-8686

BY TELEPHONE

•	You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. You may redeem Fund shares by calling 888-860-8686. Redemption proceeds will be mailed directly to you or electronically transferred to your predesignated bank account.

•	You may redeem as little as $500 and as much as $100,000 by telephone redemption.

•	Unless you decline telephone privileges on your Account Application, as long as the Funds take reasonable measures to verify the order, you will be responsible for any fraudulent telephone order.

BY INTERNET

You may redeem shares through the Marsico Funds Website at www.marsicofunds.com. To establish online transaction privileges you must enroll through the Website. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. For important information on this feature, see “Fund Transactions Through the Marsico Funds Website” on page 34 of this Prospectus.

SYSTEMATIC WITHDRAWAL PLAN

Call us to request a Systematic Withdrawal Plan. It may be set up over the phone or by letter of instruction.

For specific information on how to redeem your account, and to determine if a Medallion signature guarantee or other documentation is required, please see “Signature Guarantees” on page 30 or call 888-860-8686.

As explained under “How to Exchange Shares,” (page 32) shareholders in the Funds may exchange all or part of their investment for shares of the Columbia Cash Reserves Fund. To redeem shares from the Columbia Cash Reserves Fund, follow the same procedures that apply to redeeming shares of the Funds. If you have any questions about redeeming shares of the Columbia Cash Reserves Fund, please call 888-860-8686. Please note that when redeeming less than all of your shares of the Columbia Cash Reserves Fund, your proceeds will exclude accrued and unpaid income from the Columbia Cash Reserves Fund through the date of the redemption.

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If your Systematic Withdrawal Plan provides for the redemption of Fund shares within 30 days or less after their purchase, you should be aware that your investment may be subject to redemption fees for short-term trades as discussed in “Frequent Purchases and Redemptions of Fund Shares” on the following page.

ADDITIONAL REDEMPTION INFORMATION

PAYMENT OF REDEMPTION PROCEEDS

You may sell shares at any time, subject to redemption fees for short-term trades as discussed in “Frequent Purchases and Redemptions of Fund Shares” below. Your shares will be redeemed at the next NAV calculated after your order is accepted by the Transfer Agent. Your order will be processed promptly and you will generally receive the proceeds within seven days after receipt of your properly completed request. Payment of the redemption proceeds for shares of the Funds where you request wire payment will normally be made in federal funds on the next business day.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 10 calendar days. This procedure is intended to protect the Funds and their shareholders from loss.

The Transfer Agent will wire redemption proceeds only to the bank and account designated on the Account Application or in written instructions (with Medallion signatures guaranteed) subsequently received by the Transfer Agent, and only if the bank is a member of the Federal Reserve System. The Transfer Agent currently charges a $15.00 fee for each payment by wire of redemption proceeds, which will be deducted from your redemption proceeds. A $12.50 fee is charged for any IRA distributions. If you request that your redemption be sent via overnight delivery, the Transfer Agent will deduct $15.00 from your account to cover the associated costs.

If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic service currently in effect for the account will be terminated unless you indicate otherwise in writing.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds are intended primarily for use as long-term investment vehicles. The Funds are not intended to provide a means of speculating on short-term market movements. Large and frequent short-term trades by investors have the potential to make the Funds more difficult to manage efficiently, and could in some cases impose additional brokerage or administrative costs on the Funds, or dilute the value of Fund shares held by long-term investors. The Funds do not have any arrangements with any person to permit frequent purchases and redemptions of their shares, and the Funds’ Transfer Agent may monitor for certain types of frequent trading activity by shareholders. If large and frequent trading by a shareholder is detected, the Funds may take reasonable action in response, up to and including the limitation, suspension, or termination of a shareholder’s purchase or exchange privileges. It may not be feasible for the Funds to prevent or detect every potential instance of short-term trading.

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“Time zone arbitrage” of mutual funds that hold substantial foreign securities (such as the International Opportunities Fund) is one type of short-term trading that the Funds seek to discourage. A trader who practices time zone arbitrage seeks to profit by buying or selling mutual fund shares based on events which occur after the close of foreign markets, and may not yet be fully reflected in closing foreign quotations that may be used to value mutual fund shares.

The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. To discourage large and frequent short-term trades by investors, and to compensate the Funds for costs that may be imposed by such trades, each Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, or other costs that may be associated with short-term trading.

The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee also may not apply on certain types of accounts approved or ratified by the Fund’s Board of Trustees, such as employee benefit plans including 401(k) plans and 457 plans, multi-account programs, asset allocation programs, wrap programs, or other accounts to which application of the redemption fee is not technologically feasible, or that appear to offer other reasonable safeguards against short-term trading. Please contact the Funds at 888-860-8686 if you have any questions as to whether the redemption fee applies to some or all of your shares.

The Funds may take other steps to discourage large and frequent short-term trades by investors, including fair value pricing of foreign securities as discussed on pages 17 and 18.

SIGNATURE GUARANTEES

Certain redemption requests must include a Medallion signature guarantee for each owner of the account. The Medallion signature guarantee is designed to protect you and the Funds from fraud.

In particular, when you submit a written request to redeem Fund shares in your account, your request must include the original signature of each owner of the account and a Medallion signature guarantee if any of the following is true:

•	You wish to sell more than $100,000 worth of shares;

•	You change the ownership of your account;

•	You are requesting that redemption proceeds be sent to a different address than your address of record;

•	You are requesting that redemption proceeds be sent by federal wire transfer to a bank other than your bank of record;

•	You are requesting that redemption proceeds be paid to someone other than the account owner;

•	The address on your account (address of record) has changed within the last 15 days;

•	The redemption proceeds are being transferred to a Fund account with a different registration.

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You may obtain a Medallion signature guarantee from most banks, credit unions, savings associations, broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities exchanges, or clearing agencies deemed eligible by the Securities and Exchange Commission. A notary public cannot provide a Medallion signature guarantee. Please note that you must obtain a signature guarantee from a participant in the Securities Transfer Association Medallion Program.

CORPORATE, TRUST AND OTHER ACCOUNTS

Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Funds at 888-860-8686 before making the redemption request to determine what additional documents are required.

TRANSFER OF OWNERSHIP

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the Funds at 888-860-8686 before making your request to determine what additional documents are required.

REDEMPTION INITIATED BY THE FUNDS

If your account balance falls below $500, the Fund may ask you to increase your balance. If your account balance is still below $500 after 30 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. The right of redemption by the Funds relating to the minimum balance requirement will not apply if the value of your account drops below $500 because of market performance. The Funds may also close your account and send you the proceeds under certain other circumstances as permitted under the Investment Company Act of 1940, as amended.

HOW TO EXCHANGE SHARES

You may exchange all or a portion of your investment from one Marsico Fund to another. You may exchange shares by mail, by telephone or through the Marsico Funds Website. You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. You must have telephone transaction privileges in order to conduct online transactions. You may establish online exchange privileges by enrolling through the Website. For important information on this feature, see “Fund Transactions Through the Marsico Funds Website” on page 34 of this Prospectus. Any new account established through an exchange will have the same privileges as your original account and will also be subject to the minimum investment requirements described above. Aside from this requirement, there is a $500 minimum for exchanging shares under the program. The Funds currently impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. For more information on the

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redemption fee, see “Frequent Purchases and Redemptions of Fund Shares” on page 28. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

In addition to your ability to exchange all or a portion of your investment between the Marsico Funds, you may also exchange Fund shares for shares of the Columbia Cash Reserves Fund by sending a written exchange request to Marsico Funds or, if you have established telephone exchange privileges, call 888-860-8686. Please read the Prospectus for the Columbia Cash Reserves Fund before making an exchange into the Columbia Cash Reserves Fund. This exchange privilege is offered as a convenience to the Funds’ shareholders. Please note that when exchanging from a Fund to the Columbia Cash Reserves Fund, you will begin accruing income from the Columbia Cash Reserves Fund the day following the exchange. When exchanging less than all of the balance from the Columbia Cash Reserves Fund to your Fund, your exchange proceeds will exclude accrued and unpaid income from the Columbia Cash Reserves Fund through the date of exchange.

The Funds may change, temporarily suspend or terminate the exchange privilege during unusual market conditions or when the Fund determines such action to be in the best interests of the Fund or its Shareholders.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed under “Instructions for Opening and Adding to an Account,” page 19, or access your account through the Marsico Funds Website at www.marsicofunds.com.

ABOUT THE COLUMBIA CASH RESERVES FUND: Please be sure to read the Columbia Cash Reserves Fund Prospectus before investing in that Fund.

The Columbia Cash Reserves Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Columbia Cash Reserves Fund is managed by Columbia Management Advisors, LLC and not by Marsico Capital. Columbia Management Distributors, Inc. is the distributor of the Columbia Cash Reserves Fund’s shares.

WWW.MARSICOFUNDS.COM

You may visit us online through the Marsico Funds Website at www.marsicofunds.com to access information such as your Fund’s long-term performance information. You may also view portfolio holdings of the Funds (excluding cash and cash equivalents), which are usually posted approximately thirty days after the end of each month. Additionally, our Website offers other resources including daily performance information, quarterly investment reviews and shareholder reports relating to the Funds.

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FUND TRANSACTIONS THROUGH THE MARSICO FUNDS WEBSITE

In addition to checking your Fund account balance(s) and historical transactions, you may purchase, redeem or exchange shares of the Funds through the Marsico Funds Website at www.marsicofunds.com. You may establish online transaction privileges by enrolling on the Website. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. You will be required to enter into a user’s agreement through the Website in order to enroll for these privileges. In order to conduct online transactions, you must have telephone transaction privileges. To purchase shares online, you must also have ACH instructions on your account. If you opened your account online, then any redemption proceeds will only be sent to you via ACH or wire to the account from which the initial proceeds were drawn. Otherwise, redemption proceeds may be sent by check or, if your account has bank information, by wire or ACH.

Payment for purchases of shares through the Website may be made only through an ACH debit of your bank account. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Redemptions from accounts established through the Website will be paid only to the bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds’ Website.

The Funds impose an upper limit of $100,000 on purchase and redemption transactions through the Website. Transactions through the Website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the Website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, they cannot assure you that inquiries, account information or trading activity will be completely secure.

There may also be delays, malfunctions or other inconveniences generally associated with this medium. There may also be times when the Website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing, redeeming or exchanging shares by another method. Neither the Funds, their Transfer Agent, distributor, nor Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

In addition, neither the Funds, their Transfer Agent, distributor, nor Adviser will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

RETIREMENT PLAN SERVICES

The Funds offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on establishing retirement accounts and for a complete list of retirement accounts offered, please call 888-860-8686. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail. A $12.50 fee

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is charged annually for the maintenance of each such account. The Transfer Agent currently charges a distribution fee of $12.50 for each redemption from an IRA account and a $15.00 fee for each payment by wire of redemption proceeds from an IRA account. If you request that your redemption be sent via overnight delivery, the Transfer Agent will deduct $15.00 from your account or proceeds to cover the associated costs.

The retirement plans currently available to shareholders of the Funds include:

Traditional IRA And IRA Rollovers: an individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Rollovers are not deductible. Assets can grow tax-free and distributions are taxable as income.

Spousal IRA: an IRA funded by a working spouse in the name of a non-earning spouse.

Sep-IRA: an individual retirement account funded by employer contributions. Your assets grow tax-free and distributions are taxable as income.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and tax-free distributions for qualified distributions.

403(b): an arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax deferred account.

AUTOMATIC SERVICES FOR FUND INVESTORS

Buying, selling or exchanging shares automatically is easy with the services described below. With each service, you select a schedule and an amount, subject to certain restrictions. You can set up most of these services with your Account Application or by calling 888-860-8686. If the Automatic Service you select provides for the redemption or exchange of Fund shares within 30 days or less after their purchase, you should be aware that your investment may be subject to redemption fees for short-term trades as discussed in “Frequent Purchases and Redemptions of Fund Shares” on page 28.

FOR BUYING SHARES

Automatic Investment Plan

For making automatic investments from

a designated bank account.

Payroll Direct Deposit Plan

For making automatic investments

from your payroll check.

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Dividend Reinvestment

If you do not specify an election, all income dividends and capital gains distributions will be automatically reinvested in shares of the Funds.

FOR EXCHANGING & FOR SELLING SHARES

Automatic Exchange Plan

For making regular exchanges from one Marsico Fund into another Marsico Fund or between a Marsico Fund and the Columbia Cash Reserves Fund. You should be aware that your exchanges made through this plan may be subject to redemption fees as discussed in “Frequent Purchases and Redemptions of Fund Shares” on page 28. This plan is available to IRA accounts having a minimum balance of $1,000.

Systematic Withdrawal Plan

For making regular withdrawals from the Funds.

SHAREHOLDER COMMUNICATIONS

ACCOUNT STATEMENTS

Every quarter, Marsico investors automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

CONFIRMATION

Confirmation Statements will be sent after each transaction that affects your account balance or account registration.

REGULATORY MAILINGS

Financial reports will be sent at least semiannually. Annual reports will include audited financial statements. To reduce Fund expenses, one copy of each report will be mailed to each Taxpayer Identification Number even though the investor may have more than one account in the Funds.

You may elect to receive statements, confirmations and/or regulatory mailings electronically in lieu of paper copies by registering for this feature on the Website. For existing accounts, please call 888-860-8686 for instructions.

DIVIDENDS AND DISTRIBUTIONS

The Funds intend to pay distributions on an annual basis. You may elect to reinvest income dividends and capital gain distributions in shares of the Funds or receive these distributions in cash. Dividends and any distributions from the Funds are automatically reinvested in the Funds at NAV, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

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If you are interested in changing your election, you may call the Transfer Agent at 888-860-8686 or send written notification to Marsico Funds, c/o UMB Fund Services, Inc., P.O. Box 3210, Milwaukee, WI 53201-3210.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information. As explained on page 33 under www.marsicofunds.com, portfolio holdings of the Funds (excluding cash and cash equivalents) are usually posted on the Funds’ Website approximately 30 days after the end of each month.

TAXES

The following information is meant as a general summary for U.S. taxpayers. Please see the Statement of Additional Information for additional tax information. Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences of an investment in the Funds.

Each Fund will seek to distribute all or substantially all of its income and gains to its shareholders each year. Each Fund generally will not have to pay income tax on amounts it distributes to shareholders. Fund dividends and distributions (whether paid in cash or reinvested in additional Fund shares) are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). A portion of the shareholder dividends derived from corporate dividends may be eligible for the corporate dividends-received deduction.

Generally, the maximum tax rate for individual taxpayers on long-term capital gains from sales and from certain qualifying dividends is 15%. These rates do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

•	Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

•	Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

•	A shareholder will also have to satisfy a more than 60-day holding period of their Fund shares with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•	Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

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Distributions by a Fund of net capital gains (the excess of net long-term capital gains over net short-term capital losses) to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

A dividend or capital gains distribution declared by a Fund in October, November or December, but paid during January of the following year will be considered to be paid on December 31 of the year it was declared.

Because each of the Funds may invest in foreign securities, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by countries other than the United States. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund at the close of a taxable year consists of stock or securities in non-U.S. companies, and if that Fund elects to “pass through” foreign taxes, shareholders of the Fund may be able to claim United States foreign tax credits with respect to foreign taxes paid by the Fund, subject to certain provisions and limitations contained in the Internal Revenue Code of 1986, as amended. It is unlikely that any Fund other than the International Opportunities Fund will be able to make such an election.

Shareholders that sell, exchange or redeem shares generally will have a capital gain or loss from the sale, redemption or exchange. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, exchange or redemption, and how long the shares were held.

If the value of shares is reduced below a shareholder’s cost as a result of a distribution by a Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution may receive a distribution which will be taxable to them. This is known as “buying a dividend.”

Shareholders will be advised annually as to the federal tax status of dividends and capital gain distributions made by each Fund for the preceding year. Distributions by the Funds generally will be subject to state and local taxes. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected as an adjustment to the tax basis of the shares acquired.

As with all mutual funds, each Fund may be required to withhold U.S. Federal income tax at the current rate of 28% of all taxable distributions to you if you fail to provide the Fund with your correct Taxpayer Identification Number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding.

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FINANCIAL HIGHLIGHTS

Financial highlights are presented for each of the Funds. The financial highlights table is intended to help you understand each Fund’s financial performance and other financial information for the past five years. Certain information reflects financial results for a single Fund share. “Total Return” shows how much an investor in each Fund would have earned on an investment in a Fund assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm. The report of PricewaterhouseCoopers LLP and each Fund’s financial statements are incorporated by reference in the Statement of Additional Information, which is available through several channels described on pages 48 to 49.

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	Focus Fund					Growth Fund
For a Fund Share Outstanding Throughout the Period	Year Ended September 30, 2005	Year Ended September 30, 2004	Year Ended September 30, 2003	Year Ended September 30, 2002	Year Ended September 30, 2001	Year Ended September 30, 2005	Year Ended September 30, 2004	Year Ended September 30, 2003	Year Ended September 30, 2002	Year Ended September 30, 2001
Net Asset Value, Beginning of Period	$14.83	$13.49	$11.68	$12.27	$22.17	$15.95	$14.09	$11.88	$12.71	$20.82

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.03)	(0.05)	(0.03)	(0.08)	(0.07)	(0.02)	(0.04)	(0.07)	(0.04)	(0.09)
Net realized and unrealized gains (losses) on investments	2.65	1.39	1.84	(0.47)	(7.87)	2.16	1.90	2.28	(0.77)	(7.32)

Total from investment operations	2.62	1.34	1.81	(0.55)	(7.94)	2.14	1.86	2.21	(0.81)	(7.41)

DISTRIBUTIONS & OTHER:
Net Realized Gains	—	—	—	—	(1.96)	—	—	—	—	(0.70)
Tax Return of Capital	—	—	—	(0.04)	—	—	—	—	(0.02)	—

Redemption Fees	— (1)	— (1)	—	—	—	— (1)	— (1)	—	—	—
Total Distributions & Other	—	—	—	(0.04)	(1.96)	—	—	—	(0.02)	(0.70)

NET ASSET VALUE, END OF PERIOD	$17.45	$14.83	$13.49	$11.68	$12.27	$18.09	$15.95	$14.09	$11.88	$12.71

TOTAL RETURN	17.67%	9.93%	15.50%	(4.50)%	(38.17)%	13.42%	13.20%	18.60%	(6.42)%	(36.45)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)	$3,740,191	$2,895,322	$2,282,113	$1,274,068	$1,311,495	$2,125,668	$1,363,425	$789,220	$641,974	$530,904

Ratio of expenses to average net assets, before expenses paid indirectly	1.25%	1.30%	1.34%	1.35%	1.30%	1.26%	1.30%	1.38%	1.37%	1.33%

Ratio of net investment loss to average net assets, net of expenses paid indirectly	(0.18)%	(0.36)%	(0.54)%	(0.64)%	(0.36)%	(0.14)%	(0.34)%	(0.62)%	(0.49)%	(0.53)%

Ratio of net investment loss to average net assets, before expenses paid indirectly	(0.21)%	(0.40)%	(0.59)%	(0.68)%	(0.39)%	(0.16)%	(0.38)%	(0.67)%	(0.52)%	(0.55)%

Portfolio turnover rate	84%	84%	90%	117%	127%	73%	73%	91%	111%	120%

(1)	Less than $0.01.

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	21st Century Fund
For a Fund Share Outstanding Throughout the Period	Year Ended September 30, 2005	Year Ended September 30, 2004	Year Ended September 30, 2003		Year Ended September 30, 2002	Year Ended September 30, 2001
NET ASSET VALUE, BEGINNING OF PERIOD	$10.20	$8.74	$6.54		$6.26	$10.86

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.01)	(0.04)	(0.04)		(0.08)	(0.08)
Net realized and unrealized gains (losses) on investments	1.88	1.50	2.23		0.36	(4.52)

Total from investment operations	1.87	1.46	2.19		0.28	(4.60)

DISTRIBUTIONS & OTHER:
Increase from payment by service provider	—	—	0.01		—	—
Redemption Fees	— (1)	— (1)	—		—	—
Total Distributions & Other	—		0.01		—	—

NET ASSET VALUE, END OF PERIOD	$12.07	$10.20	$8.74		$6.54	$6.26

TOTAL RETURN	18.33%	16.70%	33.64%		4.47%	(42.36)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)	$379,328	$216,228	$104,038		$56,021	$60,124

Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus reimbursement of previously waived expenses	1.39%	1.50%	1.55	%(2)	1.50%	1.50%

Ratio of net investment loss to average net assets, net of waivers, expenses paid indirectly, and reimbursements of previously waived expenses	(0.19)%	(0.48)%	(1.05)%		(0.89)%	(0.76)%

Ratio of expenses to average net assets, before waivers, expenses paid indirectly, and reimbursements of previously waived expenses	1.36%	1.44%	1.65%		1.60%	1.57%

Ratio of net investment loss to average net assets, before waivers, expenses paid indirectly, and reimbursements of previously waived expenses	(0.22)%	(0.42)%	(1.15)%		(0.99)%	(0.83)%

Portfolio turnover rate(3)	175%	191%	236%		388%	399%

(1)	Less than $0.01.
(2)	See Note 3 to the financial statements contained in the annual report dated September 30, 2005 for information regarding the voluntary fee waiver.
(3)	Portfolio turnover is greater than most funds due to the investment style of the Fund.

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	International Opportunities Fund
For a Fund Share Outstanding Throughout the Period	Year Ended September 30, 2005	Year Ended September 30, 2004	Year Ended September 30, 2003		Year Ended September 30, 2002	Year Ended September 30, 2001
Net Asset Value, Beginning of Period	$10.63	$8.80	$7.00		$6.78	$10.36

Income from investment operations:
Net investment income (loss)	0.12	0.04	0.02		(0.02)	—
Net realized and unrealized gains (losses) on investments	2.25	1.79	1.78		0.19	(3.27)

Total from investment operations	2.37	1.83	1.80		0.17	(3.27)

Distributions & Other:
Net investment income	—	—	—		(0.01)	(0.04)
Net realized gains	—	—	—		—	(0.27)
Redemption fees	— (1)	— (1)	—	(1)	0.05	—
Payment by affiliate	—	—	—		0.01	—

Total distributions	—	—	—		0.05	(0.31)

Net Asset Value, End of Period	$13.00	$10.63	$8.80		$7.00	$6.78

Total Return	22.30%	20.80%	25.71%		3.37%	(32.32)%

Supplemental Data and Ratios:
Net assets, end of period (000s)	$262,522	$106,162	$28,409		$20,632	$17,609

Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus reimbursements of previously waived expenses	1.60%	1.60%	1.68	%(2)	1.60%	1.60%

Ratio of net investment income (loss) to average net assets, net of waivers, expenses paid indirectly, and reimbursements of previously waived expenses	1.19%	0.07%	0.18%		(0.25)%	0.05%

Ratio of expenses to average net assets, before waivers, expenses paid indirectly and reimbursements of previously waived expenses	1.49%	1.68%	2.31%		2.07%	2.60%

Ratio of net investment income (loss) to average net assets, before waivers, expenses paid indirectly and reimbursements of previously waived expenses	1.30%	(0.00)%	(0.45)%		(0.73)%	(0.94)%

Portfolio turnover rate(3)	156%	105%	211%		192%	534%

(1)	Less than $0.01.
(2)	See Note 3 to the financial statements contained in the annual report dated September 30, 2005 for information regarding the voluntary fee waiver.
(3)	Portfolio turnover is greater than most funds due to the investment style of the Fund.

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THE MARSICO FUNDS PRIVACY NOTICE

MARSICO FOCUS FUND

MARSICO GROWTH FUND

MARSICO 21ST CENTURY FUND

MARSICO INTERNATIONAL OPPORTUNITIES FUND

Collectively, the “Marsico Funds”

What You Should Know

We recognize our obligation to keep information about you secure and confidential. It’s important for you to know that we do not sell or share Customer Information with marketers outside the Marsico Funds and the service providers to the Funds. So, there is no need for you to tell us not to. You also need to know that we carefully manage information among our service providers to give you better service, more convenience, and to offer benefits to you.

This policy covers Customer Information, which means personally identifiable information about a consumer or a consumer’s current or former relationship with the Marsico Funds. This policy is provided to you as required by the Federal Financial Privacy Law.

PROTECTING INFORMATION ABOUT YOU FROM MARKETERS OUTSIDE THE MARSICO FUNDS

The Marsico Funds do not sell or otherwise share any Customer Information with marketers outside the Marsico Funds. You don’t need to take any action to prevent disclosure. While we may offer products and services on behalf of outside companies, the Marsico Funds and companies that work for us control the information used to make those offers.

MAKING THE SECURITY OF INFORMATION A PRIORITY

Keeping financial information secure is one of our most important responsibilities. We value your trust, and we handle information about you with care. Your Customer Information is handled by service providers for the Marsico Funds. We limit access to Customer Information to those service providers who need to know that information to provide products and services to you or to maintain or service those products or services.

We maintain physical, electronic and procedural safeguards to protect Customer Information. We continually assess new technology for protecting information and we upgrade our systems when appropriate.

COLLECTING INFORMATION

We collect and use various types of information to service your accounts, to save you time and money, and to better understand your needs. We want to help you learn more about products and services that may be of interest to you.

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We collect the following information about you from the following sources:

1. Information you provide to us on applications and through other means, such as your name, address and Social Security Number.

2. Information about your transactions and account experience with us, such as your account balance, investment history, and information about our communication with you, such as account statements and trade confirmations.

SHARING INFORMATION WITHIN THE MARSICO FUNDS

The Marsico Funds are a group of mutual funds. The Marsico Funds have no employees and do not own subsidiaries, nor are they owned by a parent company. The investment management and other operations are carried out by various service providers that provide the services that you receive on behalf of the Marsico Funds. These include, among others, the investment adviser, the transfer agent, the custodian, the distributor and the administrator.

In order to serve you, the Marsico Funds share Customer Information among the Funds that comprise the Marsico Funds. For example, we provide a statement that consolidates information about your holdings in each Fund onto one statement. This facilitates your understanding of your investment in the Marsico Funds. In addition, if you invest in a new Marsico Fund you may not need to furnish account information more than once. By sharing information about your accounts and relationships among our family of service providers, we can save you time and money and make it easier for you to do business with us.

SHARING INFORMATION WITH COMPANIES THAT WORK FOR US

We may share all types of Customer Information with service providers that work for us to provide you with products and services that you’ve requested or already receive from us. We share only the information needed to provide those products and services and to provide a good customer experience. These service providers may include financial service providers such as the investment adviser, the custodian, the transfer agent, the distributor and the administrator, and non-financial companies such as data processing companies. These service providers might assist us, for example, in fulfilling your service request, processing your transaction, maintaining company records, or helping us mail account statements and trade confirmations. In addition, we may share any of the types of Customer Information with companies that work for us to provide marketing and other services. All of these companies act on our behalf, are contractually obligated to keep the information that we provide to them confidential, and use the information only to provide the services we’ve asked them to perform for you and us.

DISCLOSING INFORMATION IN OTHER SITUATIONS

We may also disclose any of the types of Customer Information to non-affiliated third parties when permitted or required by law. This may include a disclosure in connection with a subpoena or similar legal process, an investigation or an audit or examination. We may also share any of the types of Customer Information outside our family of service providers if we have your consent.

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MAKING SURE INFORMATION IS ACCURATE

Keeping the information about your account accurate and up-to-date is very important. We provide you with access to account information through various means such as account statements. If you ever find that your account information is incomplete, inaccurate or not current, or if you have any other questions, please contact us by any of the means listed on this page. We will try to update or correct any erroneous information or investigate your inquiry or complaint as quickly as possible.

KEEPING UP TO DATE WITH OUR PRIVACY POLICY

The Marsico Funds will provide notice of our privacy policy annually, as long as you maintain an ongoing relationship with us. This policy may change from time to time, but you can always review our current policy on our Website at www.marsicofunds.com or contact us for a copy at 888-860-8686.

Our privacy policy applies only to individual Marsico Funds investors who have a direct relationship with us. If you own Marsico Funds in the name of a third party broker/dealer, bank, investment adviser or other financial services provider, that third party’s privacy policy may apply to you and our privacy policy may not.

You may contact us by any of the following means:

By telephone: 888-860-8686

By mail: P.O. Box 3210

Milwaukee, WI 53201-3210

By E-mail: information@marsicofunds.com

The Marsico Funds Privacy Notice is not part of the Prospectus.

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WHERE TO GO FOR MORE INFORMATION

You will find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semiannual reports list the holdings in each Fund, describe Fund performance, include financial statements for the Funds, and discuss the market conditions and strategies that significantly affected each Fund’s performance.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains additional and more detailed information about each Fund, and is considered to be a part of this Prospectus.

THERE ARE THREE WAYS TO GET A COPY OF THESE DOCUMENTS

1.	Obtain a copy online at www.marsicofunds.com, or call or write for one, and a copy will be sent without charge.

Marsico Funds

c/o UMB Fund Services, Inc.

P.O. Box 3210

Milwaukee, WI 53201-3210

888-860-8686

www.marsicofunds.com

2.	Call, write or submit an E-mail request to the Public Reference Section of the Securities and Exchange Commission (“SEC”) and ask them to mail you a copy. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling one of the numbers below.

Public Reference Section of the SEC

Washington, D.C. 20549-0102

202-551-8090 or 800-SEC-0330

E-mail address: publicinfo@sec.gov

3.	Go to the SEC’s Website (www.sec.gov) and download a free text-only version from the EDGAR Database on the Website. The Fund’s SEC file number is 811-08397.

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THE MARSICO INVESTMENT FUND

•	MARSICO FOCUS FUND

•	MARSICO GROWTH FUND

•	MARSICO 21ST CENTURY FUND

•	MARSICO INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT ADVISER

Marsico Capital Management, LLC

ADMINISTRATOR

UMB Fund Services, Inc.

DISTRIBUTOR

UMB Distribution Services, LLC

COUNSEL

Dechert LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

TRANSFER AND DIVIDEND DISBURSING AGENT

UMB Fund Services, Inc.

CUSTODIAN

State Street Bank and Trust Company

[MARSICO FUNDS LOGO]

Marsico Funds

P.O. Box 3210, Milwaukee, WI 53201-3210

888-860-8686

Investment Company Act File Number 811-08397

STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 1, 2006

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for The Marsico Investment Fund (the “Trust”) dated February 1, 2006, as amended from time to time, a copy of which may be obtained without charge by calling 1-888-860-8686 or writing to UMB Fund Services, Inc., P.O. Box 3210, Milwaukee, WI 53201-3210. The financial statements of the Funds appearing in the Annual Report to Shareholders for the year ended September 30, 2005 are incorporated herein by reference.

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INVESTMENT OBJECTIVES AND POLICIES

The Marsico Focus Fund (“Focus Fund”) is a non-diversified fund that seeks long-term growth of capital.

The Marsico Growth Fund (“Growth Fund”) is a diversified fund that seeks long-term growth of capital.

The Marsico 21st Century Fund (“21st Century Fund”) is a diversified fund that seeks long-term growth of capital.

The Marsico International Opportunities Fund (“International Opportunities Fund”) is a diversified fund that seeks long-term growth of capital.

FUNDAMENTAL INVESTMENT RESTRICTIONS

As indicated in the Prospectus, the Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund) are present or represented by proxy. As fundamental policies, each Fund may not:

(1) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. government securities).

(2) Invest directly in real estate; however, the Funds may own debt or equity securities issued by companies engaged in the real estate business.

(3) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Funds from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

(4) Lend any security or make any other loan if, as a result, more than 25% of a Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

(5) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

(6) Issue senior securities, except as permitted under the Investment Company Act of 1940 (the “1940 Act”).

(7) Borrow money, except that the Funds may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of their respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 33 1/3% of the value of a Fund’s total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three days to the extent necessary to comply with the 33 1/3% limitation. The following are not considered “borrowings” for this purpose, and this policy shall not prohibit the Funds from engaging in them: reverse repurchase agreements; deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts; or the segregation of assets in connection with such contracts. None of the Funds will purchase securities while its borrowings exceed 5% of that Fund’s total assets.

In addition to the foregoing, as a fundamental policy, each of the Growth Fund, the 21st Century Fund and the International Opportunities Fund are diversified investment companies. To help preserve this status, each Fund may not own more than 10% of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, each Fund may not purchase the securities of any one issuer (except cash items and “government securities” as defined under the 1940 Act), if immediately after and as a result of each such purchase, the combined value of all purchases of the holdings of the Fund in the securities of such issuer (calculated separately for each purchase based on the percentage of total assets it constituted at the time of purchase) would exceed 5% of the value of the Fund’s total assets. Subsequent changes in the market value of each purchase after the time it was purchased do not affect this calculation. As an alternative to making this calculation at the time of each purchase of securities, each Fund may instead determine its status as a diversified company not less frequently than quarterly, and may disregard interim changes in its total assets due to changes in the market value of its investments insofar as such changes might otherwise affect the Fund’s classification as a diversified company. As a fundamental policy, the Focus Fund is not a diversified investment company, but is a regulated investment company under the Internal Revenue Code. To help preserve this status, the Fund may not own more than 10% of the outstanding voting securities of any one issuer and, as to fifty percent (50%) of the value of its total assets, the Fund may not purchase the securities of any one issuer (except cash items and “government securities” as defined under the 1940 Act), if at the end of each fiscal quarter, the value of the holdings of the Focus Fund in the securities of such issuer (based on the percentage of total assets those holdings constituted at the end of each fiscal quarter) would exceed 5% of the value of the Focus Fund’s total assets. Fluctuations in the market value of the Fund’s portfolio between fiscal quarters will not cause the Fund to lose its status as a regulated investment company. For purposes of the Funds’ restriction on investing in a particular industry, the Funds will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications may be so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the Securities and Exchange Commission (“SEC”).

ADDITIONAL INVESTMENT RESTRICTIONS

The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

(a) A Fund will not enter into any futures contracts if the aggregate amount of such Fund’s commitments under outstanding futures contracts positions would exceed the market value of its total assets.

(b) The Funds will not sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts shall not be deemed to constitute selling securities short.

(c) The Funds will not purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

(d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund’s net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

(e) The Funds will not purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of any Fund’s net asset value would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds’ investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), or any successor to such rule, and Section 4(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation. In addition, a foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not subject to this limitation.

(f) The Funds may not invest in companies for the purpose of exercising control of management of such companies.

Except as otherwise noted herein and in the Funds’ prospectus, a Fund’s investment objective and policies may be changed by a vote of the Trustees without a vote of shareholders.

TYPES OF SECURITIES AND INVESTMENT TECHNIQUES

This section provides a more detailed description of some of the types of securities and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objective and policies and by applicable law. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.

COMMON STOCK AND OTHER EQUITY SECURITIES

COMMON STOCK

Each Fund invests primarily in common stocks. Common stock represents a share of ownership in a company and usually carries voting rights and may be eligible to receive dividends if any are paid. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors. Certain risks associated with common stock investing are described in the Prospectus.

Each Fund may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock.

PREFERRED STOCK

Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

CONVERTIBLE SECURITIES

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.

WARRANTS

Warrants are securities, typically issued with preferred stocks or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a specified period of time or indefinitely. The purchaser of a warrant expects that the market price of the security will eventually exceed the purchase price of the warrant plus the exercise price of the warrant, resulting in a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants often trade in the open market and may be sold rather than exercised. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants may be considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not sold or exercised by the date of its expiration, the purchaser will lose its entire investment in such a warrant.

FIXED INCOME SECURITIES

Each Fund may invest up to 10% of its total assets in all types of fixed income securities. Fixed income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and some preferred stock that pays fixed dividends (preferred stock is further described above). Investments in certain categories of fixed income securities are described below.

CORPORATE DEBT SECURITIES

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There is also a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by the debt instrument. Bonds rated BBB or Baa by a rating agency, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A rating agency may place a bond in this rating category when interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB- or Baa3, may be more susceptible to changing market conditions such as economic downturns, which could weaken the capacity of the borrower to repay interest and principal.

U.S. GOVERNMENT SECURITIES

U.S. government securities include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have initial maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored enterprises. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations and others are supported only by the credit of the sponsoring agency.

Regarding certain federal agency securities or government-sponsored enterprise securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored enterprises), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor insured by the U.S. Treasury.

INDEXED/STRUCTURED SECURITIES

Indexed/Structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The purchaser bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

STRIP BONDS

Strip bonds are debt securities that are stripped of their interest component (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Each Fund may invest up to 5% of its assets in the aggregate in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, the perceived credit quality of the issuer, and other factors. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. BECAUSE A FUND WILL NOT RECEIVE CASH PAYMENTS ON A CURRENT BASIS IN RESPECT OF ACCRUED ORIGINAL-ISSUE DISCOUNT PAYMENTS, IN SOME YEARS THAT FUND MAY HAVE TO DISTRIBUTE CASH OBTAINED FROM OTHER SOURCES IN ORDER TO SATISFY THE DISTRIBUTION REQUIREMENTS UNDER THE CODE. A Fund might obtain such cash from selling other portfolio holdings which might cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest more regularly and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

PASS-THROUGH SECURITIES

Each Fund may invest up to 5% of its respective total assets in various types of pass-through securities, such as mortgage-backed securities and asset-backed securities. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae (also known as the Government National Mortgage Association or GNMA) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase “modified pass-through” GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Freddie Mac (also known as the Federal Home Loan Mortgage Corporation or FHLMC) issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

Fannie Mae (also known as the Federal National Mortgage Corporation or FNMA) issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble GNMA Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for a specified period of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a pool. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that a Fund would be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon repayment of the underlying loans by the consumers.

Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly-owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-sponsored guarantors (i.e., the guarantees and securities of which are not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government.

HIGH-YIELD/HIGH-RISK SECURITIES

Each Fund may invest up to 5% of its respective total assets in debt securities that are rated by the market below investment grade (i.e., securities rated BB or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)). These securities are often referred to as “high-yield” securities or “junk bonds.” These lower-rated securities involve a higher degree of credit risk than do investment-grade securities. Credit risk is the risk that the issuer will not be able to make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. In addition, the secondary market on which these types of securities trade may be less liquid than the market for investment-grade securities.

Each Fund may invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Unrated debt securities will be included in the stated limit for investments in high-yield investments by each Fund unless the portfolio manager deems such securities to be the equivalent of investment-grade securities.

FINANCIAL AND MARKET RISKS OF HIGH-YIELD/HIGH-RISK SECURITIES. Investments in high-yield/high-risk securities involve a higher degree of financial and market risks that could result in substantial losses. High-yield securities may be more vulnerable than other corporate debt securities to real or perceived economic changes, political changes or adverse developments specific to the issuer. Issuers of such securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the potential problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the financial condition of such issuers. The market prices of such securities may be subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

DISPOSITION OF HIGH-YIELD/HIGH-RISK SECURITIES. Although the Funds generally will purchase securities for which the portfolio manager expects an active market to be maintained, high-yield/high-risk securities may be less actively traded than other securities and it may be more difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will generally limit holdings of any securities to amounts that the portfolio manager believes could be readily sold, and overall holdings of such securities would, in any event, be limited as described above.

CREDIT RISKS OF HIGH-YIELD/HIGH-RISK SECURITIES. The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments

OTHER INCOME-PRODUCING SECURITIES

Other types of income producing securities that the Funds may purchase include, but are not limited to, the following types of securities:

VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. Variable rate obligations are debt securities that provide for periodic adjustments in their interest rate. Floating rate obligations are debt securities with a floating rate of interest that is tied to another interest rate such as a money market index or Treasury bill rate.

STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. The Funds will not invest more than 5% of their respective net assets in inverse floaters.

The Funds will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolios.

REAL ESTATE INVESTMENT TRUSTS (“REITs”)

Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments.

Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests.

Although a Fund that invests in REITs does not invest directly in real estate, it does invest in real estate equity securities and may concentrate its investments in the real estate industry. As a result, an investment in the Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:

•	possible declines in the value of real estate;

•	adverse general or local economic conditions;

•	possible lack of availability of mortgage funds;

•	overbuilding;

•	extended vacancies of properties;

•	increases in competition, property taxes and operating expenses;

•	changes in zoning or applicable tax law;

•	costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

•	casualty or condemnation losses;

•	uninsured damages from floods, earthquakes or other natural disasters;

•	limitations on and variations in rents; and

•	unfavorable changes in interest rates.

In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code or to maintain an exemption from registration under the 1940 Act. Finally, certain REITs may be self-liquidating, in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time.

ILLIQUID INVESTMENTS

Each Fund may invest up to 15% of its net assets in illiquid securities, for which there is a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. A Fund may be unable to dispose of its holdings in illiquid securities at acceptable prices and may have to dispose of such securities over extended periods of time. Marsico Capital Management, LLC (“Marsico Capital” or “Adviser”) will take reasonable steps to bring a Fund into compliance with this policy if the level of illiquid investments exceeds 15%. Each Fund may invest in (i) securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, and (ii) securities that are sold in transactions between qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. Such securities are subject to contractual or legal restrictions on subsequent transfer. As a result of the absence of a public trading market, such restricted securities may in turn be less liquid and more difficult to value than publicly traded securities. Although these securities often may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity or other factors, be less than those originally paid by a Fund or less than their fair value and in some instances, it may be difficult to locate any purchaser. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A Securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. Such registration may not be feasible, or may not be pursued for other reasons. Securities which are freely tradable under Rule 144A may be treated as liquid if the Trustees of the Fund are satisfied that there is sufficient trading activity and reliable price information. Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity of the Fund’s portfolio to the extent that qualified institutional buyers become uninterested in purchasing such Rule 144A Securities.

The Trustees have authorized Marsico Capital to make liquidity determinations with respect to each Fund’s securities, including Rule 144A Securities and commercial paper. Under guidelines established by the Trustees, Marsico Capital will consider the following factors: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Marsico Capital will also consider whether the paper is traded “flat” (when, for example, the buyer of the security is not responsible for paying interest that has accrued since the last payment because the security is in default) or otherwise in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization (“NRSRO”). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS. To the extent described in the Prospectus, each Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, single stocks, narrow-based stock indices or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts (with the exception of single stock futures and narrow-based stock index futures) are traded on exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Single stock futures and narrow-based stock index futures are traded on exchanges designated as contract markets by the CFTC and regulated as securities exchanges by the SEC or on foreign exchanges.

Generally, with respect to futures contracts other than futures on individual stocks or narrow-based stock indices, the buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds’ custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM’s other customers. The Funds will comply with Rule 17f-6 under the 1940 Act in maintaining margin payments with any FCMs with which the Funds do business, including by seeking contractual assurances that the FCM segregates customer margin payments from the FCM’s own assets.

Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association on behalf of the Funds and the Adviser, the Funds and the Adviser are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

Generally, although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund’s return could be diminished due to the opportunity costs of foregoing other potential investments.

A Fund’s primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if a Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund’s obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts.

Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of that Fund’s interest rate futures contract would increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio manager still may not result in a successful use of futures.

Futures contracts entail risks. Although Marsico Capital believes that use of such contracts may benefit the Funds, a Fund’s overall performance could be adversely affected by entering into such contracts if the portfolio manager’s investment judgment proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund’s current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests—for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities—which involves a risk that the futures position will not correlate precisely with the performance of such Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund’s other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund’s access to other assets held to cover its futures positions also could be impaired.

OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures’ price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures’ price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates. The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes the Funds’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a

Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund’s currency exposure from one foreign currency to another removes that Fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

The Funds generally will seek to cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds’ custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund’s commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund’s commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency.

The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds’ custodian.

The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

OPTIONS ON SECURITIES. The Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. Such options may include options on single securities, or options on multiple securities such as options on a securities index or on multiple indices.

A put option written by a Fund is “covered “ if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the

Funds’ custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option written by a Fund is “covered” if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds’ custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

The writer of an option may have no control over when the underlying securities must be sold (in the case of a call option) or bought (in the case of a put option) since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then-current market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security. A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is a less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written.

Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

EURODOLLAR INSTRUMENTS. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

SWAPS AND SWAP-RELATED PRODUCTS. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets (marked to market daily) having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds’ custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Marsico Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardizing swap documentation. Marsico Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount accrued on a daily basis of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund, subject to the segregation requirement described above. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, certain options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC (with the exception of certain foreign currency options) or by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on securities exchanges are within the jurisdiction of the SEC, as are other securities traded on exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options, to the extent traded on a securities exchange, must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

ADDITIONAL DERIVATIVE INSTRUMENT RISKS

Additional risks inherent in the use of derivative instruments include:

•	the risk that interest rates, securities prices and currency markets will not move in the direction that the portfolio manager anticipates;

•	imperfect correlation between the price of derivative instruments and movement in the prices of the securities, interest rates or currencies being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	inability to close out certain hedged positions to avoid adverse tax consequences;

•	the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

•	leverage risk, or the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); and

•	particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position.

Although the Adviser believes the use of derivative instruments will benefit the Funds, the Funds’ performance could be worse than if the Funds had not used such instruments if the portfolio manager’s judgment proves incorrect. When a Fund invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to “cover” the Fund’s position. Assets segregated or set aside generally may not be disposed of so long as a Fund maintains the positions requiring segregation or cover. Segregating assets could diminish the Fund’s return due to the opportunity losses of foregoing other potential investments with the segregated assets.

SHORT SALES

Each Fund may engage in “short sales against the box.” This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that a Fund has the right to obtain, for delivery at a specified date in the future, without the payment of additional cost. A Fund will enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

DEPOSITARY RECEIPTS

The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs. EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts for foreign-based corporations traded in capital markets around the world.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or “collateral.” A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days will be subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Marsico Capital.

A Fund may use reverse repurchase agreements to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties that Marsico Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund’s portfolio, although the Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

GENERAL CHARACTERISTICS OF FOREIGN SECURITIES.

Foreign securities involve certain inherent risks that are different from those of domestic issuers, including political or economic instability of the issuer or the country of issue, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, foreign securities purchased by the Funds may be subject to greater price fluctuation than securities of U.S. companies.

Most foreign stock markets are not as large or liquid as in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. Investors should recognize that foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Further, the Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Foreign governments can also levy confiscatory taxes, expropriate assets, and limit repatriations of assets. Typically, there is less publicly available information about a foreign company than about a U.S. company, and foreign companies may be subject to less stringent reserve, auditing and reporting requirements. It may be more difficult for the Funds’ agents to keep currently informed about foreign corporate actions such as acquisitions or divestitures, rights offerings, dividends or other matters which may affect the prices of portfolio securities.

Arrangements with foreign custodians are generally necessary to hold Fund assets in foreign countries. These foreign custody arrangements may pose potential risks. A foreign bank or securities depository or other custodian may maintain internal controls that differ from those customarily applicable to U.S. custodians, may face less stringent regulatory scrutiny, and may be subject to less extensive legal or financial protections for asset holders.

Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Because investments in foreign securities will usually involve currencies of foreign countries, and because the Funds may hold foreign currencies, the value of the assets of the Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion.

Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency exchange contracts or purchasing or writing put or call options on foreign currencies.

The Funds may each invest in emerging markets, which present greater risks than investing in foreign issuers based in more developed markets in general. A number of emerging markets restrict foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may be more difficult, and may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is the risk that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which could have a detrimental effect on a Fund’s investments.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS

When-issued, delayed delivery and forward transactions generally involve the purchase of a security with payment and delivery at some time in the future—i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement, and the Funds bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

INVESTMENTS IN THE SHARES OF OTHER INVESTMENT COMPANIES

To a limited extent, each Fund may purchase securities of other investment companies including certain exchange-traded funds. Marsico Capital does not expect the Funds to invest more than 5% of their total assets in shares issued by other investment companies, and in no instance will such investments exceed the levels set forth in Section 12(d)(1)(A) of the 1940 Act. Marsico Capital anticipates that it may invest the Funds’ cash balances in shares of other investment companies which invest primarily in short-term money market instruments and U.S. government securities. To the extent that the Funds invest in other investment companies, the Funds may incur additional investment advisory and other fees.

TRUSTEES AND OFFICERS OF THE FUNDS

The Board of Trustees oversees the management of the Trust and elects its officers. Each Board member serves until his successor is elected and qualified or until his resignation, death or removal. Officers serve a term of one year and are elected annually by the Board members. The Trust’s officers are responsible for the day-to-day operation of the Trust. Information pertaining to the Trustees and the executive officers of the Trust is set forth below.

INTERESTED TRUSTEES*

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Thomas F. Marsico[1] 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1955	Trustee, President and Chief Executive Officer	Since December 1997	Chief Executive Officer, Marsico Capital Management, LLC (September 1997 – present).	4	None

J. Jeffrey Riggs[2] 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1953	Trustee	Since December 1997	President, Essex Financial Group, Inc. (commercial mortgage bank) (more than five years); Principal, Baron Properties, LLC (January 1997 – present).	4	None

[1]	Mr. Thomas Marsico is considered an Interested Trustee of the Trust because of his affiliation with Marsico Capital Management, LLC, the investment adviser to the Funds. Mr. Thomas Marsico and Mr. Christopher Marsico are brothers.

[2]	The Trust treats Mr. Riggs as an Interested Trustee for certain purposes due to a business relationship with Mr. Thomas Marsico whereby Mr. Marsico has invested personal assets in certain partnerships for which Mr. Riggs acts as principal.

*	Trustees who are “interested persons” of the Funds, as defined in the 1940 Act.

NON-INTERESTED TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Walter A. Koelbel, Jr. 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1952	Trustee	Since December 1997	President, and other positions, Koelbel and Company (real estate development company) (December 1976 – present).	4	None

Michael D. Rierson 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1952	Trustee	Since November 1998	Vice President and Vice Chancellor for University Advancement at the University of Houston and UH System, respectively (November 2005 – present); President and Vice President of University Advancement at University of South Florida Foundation and University of South Florida (May 2001 – September 2005); Vice President, University Advancement at University of Miami (September 1998 - May 2001).	4	None

Joseph T. Willett 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1951	Trustee	Since November 2002	Private investor (2002 - present); Chief Operating Officer, Merrill Lynch Europe (1998-2002).	4	None

OFFICERS WHO ARE NOT TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY OFFICER	OTHER DIRECTORSHIPS HELD BY OFFICER
Christopher J. Marsico[1] 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1961	Vice President and Treasurer	Since September 2002	President, Marsico Capital Management, LLC (June 2002-Present); Chief Operations Officer, Marsico Capital Management, LLC (September 1997-June 2002).	N/A	N/A

Mary L. Watson 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1959	Vice President and Secretary	Since September 2002	Executive Vice President and Chief Operations Officer, Marsico Capital Management, LLC (June 2002 - Present); Vice President of Client Services, Marsico Capital Management, LLC (September 1997-June 2002).	N/A	N/A

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY OFFICER	OTHER DIRECTORSHIPS HELD BY OFFICER
David C. Price, CPA 1200 17th Street Suite 1600 Denver, CO 80202 DOB: 1969	Chief Compliance Officer	Since August 2004	Chief Compliance Officer, The Marsico Investment Fund, and Director of Compliance, Marsico Capital Management, LLC (August 2004 - present); Senior Compliance Officer, INVESCO Institutional, N.A. (October 2003 - July 2004); Assistant Vice President-Compliance, Berger Financial Group LLC and The Berger Funds (March 2001 - May 2003); Manager-Compliance, Berger Financial Group LLC (October 1998 - March 2001).	N/A	N/A

Sander M. Bieber 1775 I Street, N.W. Washington, D.C. 20005 DOB: 1950	Assistant Secretary	Since December 1997	Partner, Dechert LLP (law firm) (more than five years).	N/A	N/A

[1]	Mr. Thomas Marsico and Mr. Christopher Marsico are brothers.

BOARD OF TRUSTEES

The Board of Trustees oversees the Funds and certain aspects of the services that the Adviser provides to the Funds. Subject to the provisions of the Trust’s Trust Instrument, its By-Laws and Delaware law, the Trustees shall have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers. The Committees of the Board include the Audit Committee, Nominating Committee and Valuation Committee.

The primary purpose of the Audit Committee, which meets at least twice annually, is to assist the full Board in fulfilling certain of its responsibilities by overseeing: (i) the integrity of the Funds’ financial statements and the independent audit thereof; (ii) the Funds’ accounting and financial reporting processes and internal control over financial reporting, and, as the Committee deems appropriate, to inquire into the internal controls of third party service providers; (iii) the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits, and (iv) the qualifications, independence and performance of the Funds’ independent accountants. The members of the Audit Committee, which is comprised entirely of independent Trustees, are Walter A. Koelbel, Jr., Michael D. Rierson and Joseph T. Willett. There were two Audit Committee meetings held during the fiscal year ended September 30, 2005.

The purpose of the Nominating Committee is: (1) to evaluate the qualifications of and select and nominate candidates for independent trustee membership on the Board (which may include consideration of good faith written recommendations by shareholders of a well-qualified independent trustee candidate, if the recommendation is delivered to the Trust’s address and otherwise complies with requirements adopted by the Board of Trustees, which may be obtained without charge by calling 1-888-860-8686); (2) to nominate members of committees of the Board and periodically review committee assignments; and (3) to make recommendations to the Board concerning the responsibilities or establishment of Board committees. The members of the Nominating Committee, which is comprised entirely of independent Trustees, are Walter A.

Koelbel, Jr., Michael D. Rierson and Joseph T. Willett. There were three Nominating Committee meetings held during the fiscal year ended September 30, 2005.

The purpose of the Valuation Committee is to oversee the implementation of the Trust’s valuation procedures and to assist as necessary in overseeing the making of fair value determinations in good faith by the Adviser on behalf of the Board as specified in the valuation procedures established by, and under the general supervision of, the Funds’ Board of Trustees. The members of the Valuation Committee include Thomas F. Marsico and any one available independent Trustee. The Committee meets on an as-needed basis to establish prices of securities for which market quotations are not readily available or readily determinable pursuant to the Funds’ valuation procedures. Meetings may be held in person or by telephone conference call. The Valuation Committee did not convene during the fiscal year ended September 30, 2005.

For the year ended December 31, 2005, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust is as follows:

INTERESTED TRUSTEES

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES

Thomas F. Marsico	Focus Fund Growth Fund 21st Century Fund International Opportunities Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000

J. Jeffrey Riggs(1)	Focus Fund Growth Fund 21st Century Fund International Opportunities Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000

NON-INTERESTED TRUSTEES

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES

Walter A. Koelbel, Jr.(1)	Focus Fund Growth Fund 21st Century Fund International Opportunities Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000

Michael D. Rierson(1)	Focus Fund Growth Fund 21st Century Fund International Opportunities Fund	Over $100,000 $50,001 - $100,000 $50,001 - $100,000 $50,001 - $100,000	Over $100,000

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST		AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Joseph T. Willett(1)	Focus Fund Growth Fund 21st Century Fund International Opportunities Fund	Over $100,000 Over $100,000 $1 - $10,000 $1 - $10,000	Over $100,000

(1)	Messrs. Koelbel, Rierson, Willett and Riggs are participants in the Marsico Investment Fund Trustees Deferred Fee Plan (the “Plan”), which beneficially owns securities of the Funds. The numbers shown above include the interests that these individuals have in the Plan. Messrs. Koelbel, Rierson, Willett and Riggs disclaim beneficial ownership of securities through participation in the Plan.

COMPENSATION RECEIVED FROM FUNDS

FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005

INTERESTED TRUSTEES

	Aggregate Compensation From the Funds(4)	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds
Thomas F. Marsico	$0	—	—	$0
J. Jeffrey Riggs(1)	$43,000	—	—	$43,000

NON-INTERESTED TRUSTEES

	Aggregate Compensation From the Funds(4)	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds
Rono Dutta (1) (2)	$23,000	—	—	$23,000
Walter A. Koelbel, Jr.(1)	$49,000	—		$49,000
Federico Peña(3)	$33,000	—	—	$33,000
Michael D. Rierson(1)	$49,000	—	—	$49,000
Joseph T. Willett(1)	$54,000	—	—	$54,000

(1)	Participant in the Marsico Investment Fund Trustees Deferred Fee Plan (the “Plan”). Fiscal year 2005 compensation directed to the Plan consisted of $43,000, $23,000, $49,000, $49,000 and $54,000 allocated on behalf of Messrs. Riggs, Dutta, Koelbel, Rierson and Willett, respectively, pursuant to the Plan.

(2)	Mr. Dutta resigned his position as Trustee effective April 12, 2005.

(3)	Mr. Peña resigned his position as Trustee effective June 30, 2005.

(4)	Aggregate Compensation includes $3,000 paid to each trustee (other than Mr. Marsico) for attending one Board meeting held during fiscal year 2004 for which Trustees were paid in fiscal year 2005. Aggregate Compensation does not include a fee of $1,000 payable to three trustees (Messrs. Koelbel, Rierson, and Willett) for attending a nominating committee meeting held during fiscal year 2005 for which those Trustees will be paid in fiscal year 2006.

The Trustees of the Funds set their level of compensation, which may be subject to change from time to time. The Trustees of the Funds who are officers or employees of the Adviser receive no remuneration from the Funds. Each of the other Trustees is currently paid an annual retainer of $28,000, a fee of $3,000 for each regular meeting attended, and a fee of $2,000 and $1,000, respectively, for each Audit Committee and Nominating Committee meeting attended and is reimbursed for the expenses of attending meetings. Mr. Willett receives an additional $5,000 fee for his role as chairman of the Audit Committee. The Trust adopted a deferred compensation plan in February 2000 (which was amended and restated as of December 30, 2005) pursuant to which the Trustees may elect to defer part or all of the fees earned by them for serving as Trustees of the Trust.

As of December 31, 2005, the Trustees and Executive Officers of the Trust owned approximately 1.52% of the outstanding shares of the Focus Fund, 2.26% of the outstanding shares of the Growth Fund, 6.59% of the outstanding shares of the 21st Century Fund and 8.62% of the outstanding shares of the International Opportunities Fund.

Share Ownership of the Funds

The following table sets forth the information concerning beneficial and record ownership as of December 31, 2005, of the Funds’ shares by each person who owned of record, or who was known by the Fund to own beneficially, more than 5% of the voting securities of any Fund.

Name and Address of Shareholder	Fund	Shares Owned	Percentage of Outstanding Shares
Charles Schwab & Co., Inc.(1) 101 Montgomery Street, San Francisco, CA 94104	Focus Fund Growth Fund 21st Century Fund International	36,401,498 29,199,559 12,177,471	16.29 23.82 35.70	% % %
	Opportunities Fund	6,331,139	28.80%

National Financial(1) Services Corp (Fidelity) 200 Liberty Street One World Financial Center	Focus Fund Growth Fund 21st Century Fund International	112,539,803 21,858,962 6,498,614	50.35 17.83 19.05	% % %
New York, NY 10281	Opportunities Fund	3,872,267	17.61%

City of Philadelphia Board of	International
Pension and Retirement FBO Philadelphia Municipal Employees 8515 E. Orchard Road Greenwood Village, CO 80111	Opportunities Fund	1,414,562	6.43%

State Street Bank & Trust	International
FBO State of Oregon 105 Rosemont Avenue Westwood, MA 02090	Opportunities Fund	1,150,108	5.23%

Thomas F. Marsico	21st Century Fund	2,092,637	6.14%
1200 17th Street	International
Suite 1600	Opportunities Fund	1,817,667	8.27%
Denver, Colorado 80202

(1)	The Trust’s shares sold through broker-dealer intermediaries that establish single, omnibus accounts with the Trust’s transfer agent. The beneficial owners of these shares, however, are the individual investors who maintain accounts within these broker-dealer intermediaries.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENTS. The Adviser of the Funds is Marsico Capital Management, LLC. Under the terms of the Investment Advisory Agreements, Marsico Capital furnishes overall investment management for the Funds, provides research and credit analysis, oversees the purchase and sales of portfolio securities, maintains books and records with respect to the Funds’ securities transactions and provides periodic and special reports to the Board of Trustees as required.

For the advisory services provided and expenses assumed by it, the Adviser has agreed to a fee from each Fund, computed daily and payable monthly, at an annual rate of 0.85% of average daily net assets for the 21st Century Fund and the International Opportunities Fund and an annual rate of 0.85% of average daily net assets up to $3 billion, and 0.75% per year of average daily net assets exceeding $3 billion for the Focus Fund and the Growth Fund. For the years ended September 30, 2003, September 30, 2004 and September 30, 2005, the Adviser earned the following amounts:

	Fiscal Year Ended September 30, 2003	Fiscal Year Ended September 30, 2004	Fiscal Year Ended September 30, 2005
Focus Fund	$14,955,474	$22,998,521	$27,788,676
Growth Fund	$5,664,699	$9,507,930	$14,986,426
21st Century Fund	$562,135[1]	$1,556,382[2]	$2,941,772[4]
International Opportunities Fund	$196,465[1]	$603,522[3]	$1,587,215[4]

(1)	During the fiscal year ended September 30, 2003, the Adviser waived fees for the 21st Century Fund and the International Opportunities Fund totaling $70,168 and $146,771, respectively.

(2)	During the fiscal year ended September 30, 2004, the Adviser recovered previously waived fees of $105,888 pursuant to the recoupment arrangement for the 21st Century Fund. These fees are not included in the $1,556,382 assessed for advisory services.

(3)	During the fiscal year ended September 30, 2004, the Adviser waived fees for the International Opportunities Fund totaling $54,190.

(4)	During the fiscal year ended September 30, 2005, the Adviser recovered previously waived fees of $98,548 and $203,223, pursuant to the recoupment arrangements for the 21st Century Fund and the International Opportunities Fund, respectively. These fees are not included in the $2,941,772 and $1,587,215 assessed for advisory services for the 21st Century Fund and the International Opportunities Fund, respectively.

The Investment Advisory Agreement, with respect to each Fund, will continue in effect for successive one year periods, if not sooner terminated, provided that each continuance is specifically approved annually by: (a) the vote of a majority of the Board of Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) with respect to a Fund, the vote of a majority of the outstanding voting securities of that Fund, or (ii) the vote of a majority of the Board of Trustees. The Investment Advisory Agreement is terminable by vote of the Board of Trustees, or with respect to a Fund, by the holders of a majority of the outstanding voting securities of that Fund, at any time without penalty, on 60 days’ written notice to the Adviser. The Adviser may also terminate its advisory relationship with a Fund without penalty on 90 days’ written notice to the Trust. The Investment Advisory

Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act). As described in the Prospectus, the Adviser has agreed in a reimbursement agreement signed each year to limit the total expenses of each Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.60% for the Focus Fund and International Opportunities Fund and to an annual rate of 1.50% for the Growth Fund and the 21st Century Fund. Pursuant to this reimbursement agreement, each Fund will reimburse the Adviser for any fee waivers or expense reimbursements made by the Adviser, provided that any such reimbursements made by a Fund to the Adviser will not cause the Fund’s expense limitation to exceed the amounts set forth above and the reimbursement is made within three years after the year in which the Adviser incurred the expense. This reimbursement agreement may only be changed by the Funds’ Board of Trustees.

Bank of America Corporation, either individually or through its subsidiaries, owns 100% of Marsico Capital. Bank of America Corporation, a Delaware corporation, is a bank holding company and a financial holding company headquartered in Charlotte, North Carolina.

Certain officers and directors of Marsico Capital are also officers and trustees of the Trust.

ADMINISTRATION AGREEMENT. Pursuant to an Administration Agreement (the “Administration Agreement”), UMB Fund Services, Inc. (the “Administrator”), 803 W. Michigan Street, Suite A, Milwaukee, WI, 53233, prepares and files all federal income and excise tax returns and state income tax returns (other than those required to be made by the Trust’s Custodian or Transfer Agent), oversees the Trust’s insurance relationships, prepares securities registration compliance filings pursuant to state securities laws, compiles data for and prepares required notices and reports to the Securities and Exchange Commission, prepares financial statements for annual and semiannual reports to investors, monitors compliance with the Funds’ investment policies and restrictions, prepares and monitors the Funds’ expense accruals and causes all appropriate expenses to be paid from Fund assets, monitors the Funds’ status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, maintains and/or coordinates with the other service providers the maintenance of the accounts, books and other documents required pursuant to Rule 31a-1 under the 1940 Act and generally assists in the Trust’s administrative operations. The Administrator is an affiliate of the Funds’ distributor. The Administrator, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Funds a fee, computed daily and payable monthly, based on the Funds’ average net assets at an annual rate beginning at 0.12% (0.13% for the International Opportunities Fund) and decreasing as the assets of each Fund reach certain levels, subject to a minimum fee of $45,000 ($50,000 for the International Opportunities Fund) per Fund. For the years ended September 30, 2003, September 30, 2004 and September 30, 2005, the Administrator earned fees under the Administration Agreement as follows:

	Fiscal Year Ended September 30, 2003	Fiscal Year Ended September 30, 2004	Fiscal Year Ended September 30, 2005
Focus Fund	$235,473	$282,786	$312,833
Growth Fund	$176,633	$203,429	$235,655
21st Century Fund	$69,673	$114,931	$144,609
International Opportunities Fund	$50,544	$79,697	$134,683

The Trust pays all of its own expenses, including without limitation, the cost of preparing and printing its registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, advisory and administration fees, costs of organization and maintenance of corporate existence, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities, proxy statements, costs of meetings of shareholders, fees paid to trustees who are not officers or employees of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Trust’s assets, charges of securities pricing services, printing and mailing expenses, and charges and expenses of dividend disbursing agents, accounting services and stock transfer agents.

CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 serves as the Funds’ Custodian. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on each Fund’s investments and maintaining certain books and records. The Custodian also performs fund accounting duties for the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PricewaterhouseCoopers, LLP (“PWC”), 1670 Broadway, Suite 1000, Denver, CO 80202, serves as the Funds’ independent registered public accounting firm. PWC will audit the Funds’ annual financial statements and prepare the Funds’ tax returns.

DISTRIBUTION PLAN

The Funds have adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time-to-time by the Board of Trustees, of up to 0.25% of the Funds’ average daily net assets. Payments may be made by the Funds under the Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the Funds as determined by the Board of Trustees. Such activities typically include compensation to the Funds’ Distributor; advertising; compensation for sales and sales marketing activities of Financial Service Agents and others, such as dealers or distributors; shareholder account servicing; and production and dissemination of prospectuses and sales and marketing materials. To the extent any activity is one which the Funds may finance without a Plan, the Funds may also make payments to finance such activity outside of the Plan and not subject to its limitations. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. In addition, the Adviser may, out of its own resources (which may include legitimate profits from providing advisory services to the Funds), make certain payments on behalf of a Fund for expenses incurred by a Fund for the distribution of Fund shares or for administrative or other expenses incurred by the Fund.

For the fiscal year ended September 30, 2005, the following Rule 12b-1 payments were made under the Plan:

	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund
Advertising	$978,303	$490,012	$91,109	$44,479
Printing and Mailing of Prospectuses to other than current shareholders	$179,177	$87,346	$15,532	$7,571
Compensation to Underwriters	$167,081	$120,917	$57,931	$35,193
Compensation to Broker-Dealers	$6,871,819	$3,550,096	$598,798	$267,087
Other*	$2,453	$1,216	$221	$110
Total	$8,198,833	$4,249,587	$763,591	$354,440

*	This includes consulting fees, miscellaneous shipping, filing and travel expenses, and storage of printed items.

Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Trustees receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board of Trustees approve all agreements implementing the Plan, and that the Plan may be continued from year-to-year only if the Board of Trustees concludes at least annually that continuation of the Plan is likely to benefit shareholders. While the Plan is in effect, a majority of the Trustees must not be “interested persons” of the Funds as defined in the 1940 Act, the selection and nomination of independent Trustees must be committed to the discretion of the independent Trustees, and any person who acts as legal counsel for the Funds’ independent Trustees must be independent legal counsel.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Funds and negotiation of their brokerage commission rates are made by the Adviser. Transactions on United States stock exchanges involve the payment by the Funds of negotiated brokerage commissions. Stated commissions may also apply in the case of securities traded in the over-the-counter market, but in a few cases the price paid by the Funds may include a dealer commission or mark-up. In certain instances, the Funds may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, the Adviser takes a variety of factors into consideration, which may include, without limitation: the best net price available; the reliability, integrity and financial condition of the broker; the size of the order and difficulty in executing it; the use of brokerage credits to reduce non-distribution related administrative service fees as contemplated in a board approved commission recapture program; and the value of the expected contribution of the broker through research and brokerage services to the investment performance of the Funds on a continuing basis as discussed below. Accordingly, the cost of the brokerage commissions to the Funds in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. For example, the Adviser will consider the research and investment services or other brokerage services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds or the Adviser’s other clients. Such research and investment services may include, without limitation, statistical and economic data, research reports on particular companies and industries, assistance in contacting particular companies, and research software, among other products or services. Subject to such policies and procedures as the Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Funds to pay a broker that provides brokerage or research services to the investment adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount another broker would have charged for effecting that transaction, if the investment adviser determines in good faith that such amount of commission was reasonable in relation to the value of the research and other brokerage services provided by such broker viewed in terms of either that particular transaction or the investment adviser’s ongoing responsibilities with respect to the Funds and other accounts advised by the investment adviser.

Research and investment information and other brokerage services are provided by these and other brokers at no cost to the Adviser and are available for the benefit of other accounts advised by the Adviser, and not all of the information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the Adviser’s expenses, it is not possible to estimate its value, and, in the opinion of the Adviser, it does not reduce the Adviser’s expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other non-distribution-related services furnished by brokers is considered by the Adviser in the allocation of brokerage business, but there is no precise formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interests of the Funds and their shareholders as well as other clients of the Adviser.

The Board of Trustees has adopted the policy of the Adviser to ensure compliance with Rule 12b-1(h) under the 1940 Act in the selection of broker-dealers to execute portfolio transactions for the Funds. Generally, Rule 12b-1(h) prohibits the Funds from compensating a broker-dealer for the promotion or sale of mutual fund shares by directing to the broker-dealer securities transactions or remuneration received or to be received from such portfolio securities transactions.

For the years ended September 30, 2003, September 30, 2004 and September 30, 2005, the Funds paid the following commissions to brokers:

	Fiscal Year Ended September 30, 2003	Fiscal Year Ended September 30, 2004	Fiscal Year Ended September 30, 2005
Focus Fund	$4,912,593	$5,549,362	$4,860,875
Growth Fund	$1,764,220	$2,433,709	$2,610,877
21st Century Fund	$569,584	$1,027,760	$1,311,046
International Opportunities Fund	$229,796	$399,096	$1,055,825

Banc of America Securities is an affiliate of Marsico Capital and may be designated as an introductory broker on certain Fund transactions. For the years ended September 30, 2003, September 30, 2004 and September 30, 2005, the Funds paid the following brokerage commissions to Banc of America Securities:

	Fiscal Year Ended September 30, 2003	Fiscal Year Ended September 30, 2004	Fiscal Year Ended September 30, 2005
Focus Fund	$19,585	$0	$0
Growth Fund	4,402	0	0
21st Century Fund	13,226	0	0
International Opportunities Fund	0	0	0

The percentage of the Funds’ aggregate brokerage commissions paid to Banc of America Securities for the fiscal year ended September 30, 2005 were 0.00% for the Focus Fund, 0.00% for the Growth Fund, 0.00% for the 21st Century Fund and 0.00% for the International Opportunities Fund. The percentage of the Funds’ aggregate brokerage commissions paid to Banc of America Securities for the fiscal year ended September 30, 2004 were 0.00% for the Focus Fund, 0.00% for the Growth Fund, 0.00% for the 21st Century Fund and 0.00% for the International Opportunities Fund. The percentage of the Funds’ aggregate brokerage commissions paid to Banc of America Securities for the fiscal year ended September 30, 2003 were 0.40% for the Focus Fund, 0.25% for the Growth Fund, 2.32% for the 21st Century Fund and 0.00% for the International Opportunities Fund. The percentage of the Funds’ aggregate dollar amount of transactions involving the payment of commissions effected through Banc of America Securities for the fiscal year ended September 30, 2005 were 0.00% for the Focus Fund, 0.00% for the Growth Fund, 0.00% for the 21st Century Fund and 0.00% for the International Opportunities Fund. The percentage of the Funds’ aggregate dollar amount of transactions involving the payment of commissions effected through Banc of America Securities for the fiscal year ended September 30, 2004 were 0.00% for the Focus Fund, 0.00% for the Growth Fund, 0.00% for the 21st Century Fund and 0.00% for the International Opportunities Fund. The percentage of the Funds’ aggregate dollar amount of transactions involving the payment of commissions effected through Banc of America Securities for the fiscal year ended September 30, 2003 were 0.16% for the Focus Fund, 0.24% for the Growth Fund, 1.31% for the 21st Century Fund and 0.00% for the International Opportunities Fund. The Funds did not pay any commissions to brokers who were affiliated with UMB Distribution Services, LLC or any affiliated person thereof.

During the fiscal year ending September 30, 2005, the Funds directed certain brokerage transactions to brokers because of research and brokerage services provided. The amount of such transactions and related commissions were as follows: for the Focus Fund, $1,421,210 in research commissions and $1,322,089,875 in research commission transactions; for the Growth Fund, $1,104,507 in research commissions and $986,084,159 in research commission transactions; for the 21st Century Fund, $291,826 in research commissions and $229,344,438 in research commission transactions; and for the International Opportunities Fund, $271,258 in research commissions and $157,607,322 in research commission transactions.

The following information is provided with respect to the Funds’ “regular broker-dealers.” The term “regular broker-dealers” means generally, as of September 30, 2005, any of the ten brokers or dealers who, for the fiscal year ended September 30, 2005, (1) received the greatest dollar amount of brokerage commissions from the Funds, (2) engaged as principal in the largest dollar amount of portfolio transactions for the Funds, or (3) sold the largest dollar amount of securities of the Funds.

The chart below identifies each Fund’s “regular broker-dealers” the securities of which were purchased by a Fund during the fiscal year ended September 30, 2005 and the value of each Fund’s holdings of such securities as of September 30, 2005. Where a value is listed as zero, the Fund no longer held any securities of the indicated broker-dealer as of September 30, 2005.

Regular Brokers	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund
Goldman Sachs	180,859,125	9,164,336	—	—
Lehman Brothers	—	32,833,033	—	—
UBS AG (UBS)	102,723,206	45,309,614	9,724,661	7,824,696

PORTFOLIO TURNOVER

For the International Opportunities Fund, the portfolio turnover rates were 105% and 156%, respectively, for the fiscal years ended September 30, 2004 and September 30, 2005. Portfolio turnover rates for this Fund may vary over time because turnover rates for relatively concentrated growth portfolios may be substantially impacted by market conditions, and the investment style of the Fund may increase its turnover rate at times.

PERFORMANCE INFORMATION

From time to time, quotations of the Funds’ performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated in the following manner.

AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund’s shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return (before taxes) is calculated by computing the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

P(1+T)n = ERV

Where:

T	=	average annual total return

P	=	a hypothetical initial payment of $1,000

n	=	number of years

ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period.

It should be noted that average annual total return is based on historical performance and is not intended to indicate future performance. Average annual total return for the Fund will vary based on changes in market conditions and the level of the Fund’s expenses.

The average annual total return (after taxes on distributions) will be calculated according to the following formula:

P(1 + T)n = ATVD

Where:

P	=	a hypothetical initial payment of $1,000,

T	=	average annual total return (after taxes on distributions),

n	=	number of years, and

ATVD	=	the ending value of a hypothetical $1,000 payment made at the beginning of the designated time period, after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemptions) will be calculated according to the following formula:

P(1+T)n = ATVDR

Where:

P	=	a hypothetical initial payment of $1,000,

T	=	average annual total return (after taxes on distributions and redemption),

n	=	number of years, and

ATVDR	=	the ending value of a hypothetical $1,000 payment made at the beginning of the designated time period, after taxes on distributions and redemption.

In connection with communicating its average annual total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

COMPARISON OF PORTFOLIO PERFORMANCE

Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), the NASDAQ Composite Index, the Russell 2000 Index, the Russell 3000 Index, the Wilshire 5000 Index, and the Morgan Stanley Capital International EAFE Index.

From time to time, in advertising, marketing and other Fund literature, the performance of a Fund may be compared to the performance of broad groups of mutual funds with similar investment goals, or other groups of mutual funds, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Inc., Thompson Financial Research, Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations’ tracking results are used to compare the Funds to other funds with similar goals, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a Fund’s risk. From time to time, the average price-earnings ratio, and other attributes of a Fund’s or the model portfolio’s securities, may be compared to the average price-earnings ratio and other attributes of the securities that comprise the S&P 500® Index or other relevant indices or benchmarks. The Funds may also quote mutual fund ratings prepared by independent services or financial or industry publications.

Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in a Fund. The description may include a “risk/return spectrum” which compares a Fund to broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare a Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit offer a fixed rate of return and are insured up to $100,000 by an agency of the U.S. government.

Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss, the investor’s average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

The Funds may include discussions or illustrations of general principles of investing, investment management techniques, economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, the effects of compounding, and tax and retirement planning. The Funds may also include discussions of investments in the Funds by employees of the Funds and the Adviser.

TAX STATUS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, income from qualified publicly traded partnerships, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies) or two or more issuers controlled by the Fund that are determined to be engaged in the same business or similar or related businesses or of one or more qualified publicly traded partnerships.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of each Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) and tax-exempt interest for the taxable year is distributed. Each Fund seeks to distribute all or substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to seek to make distributions in accordance with the calendar year distribution requirement whenever reasonably feasible.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by that Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

DISTRIBUTIONS. Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or additional Fund shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by a Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, are taxable to shareholders at the applicable long-term capital gains rate, whether paid in cash or in shares, regardless of how long the shareholder has held a Fund’s shares, and they are not eligible for the dividends received deduction. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received. Generally, the maximum tax rate for individual taxpayers is 15% on long-term capital gains from sales and on certain qualifying dividend income. These rates do not apply to corporate taxpayers. A Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by a Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the 15% rate for dividends. Distributions resulting from a Fund’s investments in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S. and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment companies are not treated as “qualified foreign corporations.” Foreign tax credits associated with dividends from “qualified foreign corporations” will be limited to reflect the reduced U.S. tax on those dividends.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them. This is known as “buying a dividend.”

FUND INVESTMENTS

ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

MARKET DISCOUNT. Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS; STRADDLES. A Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy its distribution requirements for relief from income and excise taxes. Each Fund will monitor its transactions and may make such tax elections as Fund management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts, or hedged investments. The Funds’ status as regulated investment companies may limit their transactions involving foreign currency, futures, options, and forward contracts.

Certain transactions undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

CURRENCY FLUCTUATIONS — “SECTION 988” GAINS OR LOSSES. Each Fund will maintain accounts and calculate income by reference to the U.S. dollar for U.S. federal income tax purposes. Some of a Fund’s investments will be maintained and income therefrom calculated by reference to certain foreign currencies, and such calculations will not necessarily correspond to the Fund’s distributable income and capital gains for U.S. federal income tax purposes as a result of fluctuations in currency exchange rates. Furthermore, exchange control regulations may restrict the ability of a Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit a Fund’s ability to make sufficient distributions to satisfy the 90% distribution requirement for qualification as a regulated investment company. Even if a Fund so qualified, these restrictions could inhibit its ability to distribute all of its income in order to be fully relieved of tax liability.

Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables (including dividends) or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of the acquisition of the security or other instrument and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be re-characterized as a return of capital to shareholders, or, in some cases, as capital gain, rather than as an ordinary dividend.

CONSTRUCTIVE SALES. Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to certain transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning on the date such transaction was closed, if certain conditions are met.

PASSIVE FOREIGN INVESTMENT COMPANIES. Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gains from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

FOREIGN TAXES. Each Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, a Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. It is unlikely that any Fund other than the International Opportunities Fund will be able to make such an election.

Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of a Fund’s income flows through to its shareholders. With respect to each Fund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined above), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the relevant Fund.

The foregoing is only a general description of the foreign tax credit. Because the application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to contact their tax advisors.

DISPOSITION OF SHARES. Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon the amount realized and the shareholder’s basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and generally will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a 61 day period beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a Fund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

BACKUP WITHHOLDING. The Funds will be required to report to the Internal Revenue Service (the “IRS”) all distributions and gross proceeds from the redemption of the Funds’ shares, except in the case of certain exempt shareholders. All distributions and proceeds from the redemption of a Fund’s shares will be subject to withholding of federal income tax at a current rate of 28% (“backup withholding”) in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

OTHER TAXATION. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non- U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not address all of the tax consequences applicable to the Funds or shareholders, and shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

NET ASSET VALUE

Shares are purchased at their net asset value per share. Each Fund calculates its net asset value per share (“NAV”) as follows:

NAV Per Share:	(Value of Fund Assets) - (Fund Liabilities)
Number of Outstanding Shares

Net asset value is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time) every day that the NYSE is open.

A security listed or traded on a recognized stock exchange is generally valued at its last sale price prior to the closing of the principal exchange on which the security is traded. Securities traded on Nasdaq generally will be valued at the Nasdaq Official Closing Price. If no sale is reported at that time, the most current bid price generally will be used. Other over-the-counter securities will generally be priced using the last sale price. As described in the Funds’ Prospectus, where quotations are not readily available, the Funds’ investments may be valued at fair value as determined in good faith by the Adviser in accordance with procedures established by, and under the general supervision of, the Trustees. The Funds may use pricing services to assist in determining market value. In addition, to help address circumstances when significant events may materially affect the value of foreign securities and render the closing market quotations for such securities stale or unreliable, the Board of Trustees has authorized use of a pricing service to assist the Funds in valuing certain equity securities listed or traded on foreign securities exchanges in the Funds’ portfolios in circumstances where there is a significant change in the value of broadly correlated U.S.-traded securities, as represented by the S&P 500® Index. Debt securities which will mature in more than 60 days are generally valued at their bid prices furnished by a pricing service approved by the Trustees subject to review and determination of the appropriate price by the Adviser. Debt securities which will mature in 60 days or less are valued at amortized cost if it approximates market value.

Generally, trading in foreign securities, as well as U.S. Government securities and certain cash equivalents and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Funds are generally determined as of such times, except as otherwise discussed in this section. For purposes of determining the NAV of each Fund, all assets and liabilities initially expressed in foreign currencies will generally be converted into United States dollars at the spot rate of such currencies against United States dollars furnished by a pricing service approved by the Trustees. To the extent practicable, foreign currency exchange rates will be determined as of or near the close of the NYSE, but in the case of certain instruments, foreign currency exchange rates may be determined some hours prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE that may not be reflected in the computation of net asset value. As described above and in the Funds’ Prospectus, however, if during such periods significant events occur that materially affect the value of such securities and render the closing market quotations for such securities stale or unreliable, the securities may be valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by, and under the general supervision of, the Trustees.

A Fund’s NAV will be calculated separately from the NAV of any other Fund of the Trust. “Assets belonging to” a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all portfolio securities and investments, net investment income, earnings, profits, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular series. Each Fund will be charged with the direct liabilities of that Fund and with a share of the general liabilities of the Trust’s Funds. Subject to the provisions of the Trust’s organizational instrument, determinations by the Trustees as to the direct and allocable expenses, and the allocable portion of any general assets with respect to a particular Fund, are conclusive.

CAPITAL STRUCTURE

DESCRIPTION OF SHARES. The Trust is an open-end management investment company organized as a Delaware statutory trust on October 1, 1997. The Trust’s Trust Instrument authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest. Each share of the Funds has equal voting, dividend, distribution and liquidation rights.

Shares of the Trust have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, the Trust’s shares will be fully paid and non-assessable.

Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or applicable Delaware law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each fund affected by the matter. A fund is affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or Rule 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the rule also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Trust voting without regard to particular funds. Notwithstanding any provision of Delaware law requiring for any purpose the concurrence of a proportion greater than a majority of all votes entitled to be cast at a meeting at which a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of the Trust outstanding (or of a class or series of the Trust, as applicable) will be effective, except to the extent otherwise required by the 1940 Act and rules thereunder. In addition, the Trust Instrument provides that, to the extent consistent with Delaware law and other applicable law, the By-Laws may provide for authorization to be given by the affirmative vote of the holders of less than a majority of the total number of shares of the Trust outstanding (or of a class or series).

If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, the Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

HOW TO BUY AND SELL SHARES

The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Funds, under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend or holiday closings, or (b) during which trading on the New York Stock Exchange is restricted as determined by the SEC; (2) for any period during which an emergency exists, as determined by the SEC, as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for a Fund to determine the value of its net assets; and (3) for such other periods as the SEC may by order permit for the protection of the Funds’ shareholders.

The value of shares of a Fund on redemption may be more or less than the shareholder’s cost, depending upon the market value of that Fund’s assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of a Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

The Funds will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less.

It is possible that conditions may exist in the future which would, in the opinion of the Board of Trustees, make it undesirable for the Funds to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities of the Funds. However, the Funds are obligated under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of a Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs on their sales.

Any redemption or transfer of ownership request for corporate accounts will require the following written documentation:

1. An original written Letter of Instruction signed by the required number of authorized officers, along with their respective positions. For redemption requests in excess of $100,000, the written request must be Medallion signature guaranteed. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges, registered securities associations or clearing agencies who participate in the Securities Transfer Association Medallion Program.

2. A certified Corporate Resolution that states the date the Resolution was adopted and who is empowered to act, transfer or sell assets on behalf of the corporation.

3. If the Corporate Resolution is more than 60 days old from the date of the transaction request, a Certificate of Incumbency from the Corporate Secretary which specifically states that the officer or officers named in the resolution have the authority to act on the account.

The Certificate of Incumbency must be dated within 60 days of the requested transaction. If the Corporate Resolution confers authority on officers by title and not by name, the Certificate of Incumbency must name the officer(s) and their title(s).

When redeeming the Marsico shares of the Columbia Cash Reserves Fund, if you redeem less than all of the balance of your account, your redemption proceeds will exclude accrued and unpaid income through the date of the redemption.

AUTOMATIC INVESTMENT PLAN. The Funds offer an Automatic Investment Plan whereby an investor may automatically purchase shares of the Funds on a regular basis ($50 minimum per transaction). Under the Automatic Investment Plan, an investor’s designated bank or other financial institution debits a pre-authorized amount on the investor’s account each designated period and applies the amount to the purchase of a Fund’s shares. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House (“ACH”). Also, the designated Fund must have a currently effective registration in those states in which it is required. You may enroll in the Automatic Investment Plan by completing the appropriate section of the Account Application. If you wish to establish an Automatic Investment Plan after your account has been opened, please contact the Transfer Agent at 1-888-860-8686.

Automatic Investment Plan transactions are scheduled for the 5th, 10th, 15th, and 20th of every month. Transactions also may be scheduled monthly, quarterly, semi-annually or annually. No service fee is currently charged by the Funds for participation in the Automatic Investment Plan. A $20 fee will be imposed by the Funds if sufficient funds are not available in your account or your account has been closed at the time of the automatic transaction and your purchase will be canceled. You will also be responsible for any losses suffered by the Funds as a result. You may adopt the Automatic Investment Plan at the time the account is opened by completing the appropriate section of the Account Application. Changes to bank information must be made in writing and signed by all registered holders of the account with signatures guaranteed. A full redemption of all funds from your account will automatically discontinue Automatic Investment Plan privileges. Termination instructions must be received by the Funds five business days prior to the effective date of termination.

SYSTEMATIC WITHDRAWAL PLAN. The Funds offer a Systematic Withdrawal Plan which allows you to designate that a fixed amount ($100 minimum per transaction limited to those shareholders with a balance of $10,000 or greater upon commencement of participation in the Systematic Withdrawal Plan) be distributed to you at regular intervals. The redemption takes place on the 5th, 10th, 15th, or 20th of the month but if the day you designate falls on a Saturday, Sunday, or legal holiday, the distribution shall be made on the following business day unless that business day falls on year end, in which case it will occur on the prior business day. Any changes made to the distribution information must be made in writing and signed by each registered holder of the account with signatures guaranteed.

The Systematic Withdrawal Plan may be terminated by you at any time without charge or penalty, and the Funds reserve the right to terminate or modify the Systematic Withdrawal Plan upon 60 days’ written notice. Withdrawals involve redemption of funds and may result in a gain or loss for federal income tax purposes. An application for participation in the Systematic Withdrawal Plan may be obtained from the Transfer Agent by calling 1-888-860-8686.

RETIREMENT PLANS. The Funds offer retirement plans that may allow investors to shelter some of their income from taxes. Descriptions of the plans, application forms, as well as descriptions of applicable service fees and certain limitations on contributions and withdrawals, are available by calling the Transfer Agent at 1-888-860-8686.

HOW TO EXCHANGE

As explained in the Prospectus, the Trust offers an exchange program whereby shares of any Marsico Fund may be exchanged for shares of another Marsico Fund that is available for investment at that time. In addition, shareholders may exchange all or a portion of their investment from each Fund for the Marsico shares of the Columbia Cash Reserves Fund, as described in the Prospectus.

UMB Fund Services, Inc., the Funds’ transfer agent, receives a service fee from the Columbia Cash Reserves Fund at the annual rate of 0.25 of 1% of the average daily net asset value of the shares of the Funds exchanged into the Marsico shares of Columbia Cash Reserves Fund. UMB Fund Services, Inc. is an affiliate of the Funds’ distributor.

FINANCIAL STATEMENTS

The financial statements of the Funds appearing in the Annual Report to Shareholders for the year ended September 30, 2005 have been audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm. Such financial statements are incorporated herein by reference.

DISTRIBUTION

The Trust has entered into a distribution agreement with UMB Distribution Services, LLC (the “Distributor”). Under the agreement, the Distributor serves as each Fund’s principal underwriter and acts as exclusive agent for the Funds in selling their shares to the public. For the marketing and distribution services provided, the Funds pay the Distributor a fee at the annual rate beginning at 0.02% of each Fund’s average daily net assets and decreasing as the assets of each Fund reach certain asset levels, subject to a minimum annual fee of $25,000 per Fund. These distribution fees are limited to 0.25% of each Fund’s average daily net assets. If the distribution fees exceed 0.25% of each Fund’s average daily net assets, none of the Funds will pay the difference. Any amount in excess of 0.25% will be borne by Marsico Capital, and not recouped by Marsico Capital from the Funds thereafter. The Distributor is an affiliate of the Funds’ administrator and transfer agent.

During the fiscal year ended September 30, 2003, the Distributor earned as compensation for underwriting $122,784 from the Focus Fund, $83,322 from the Growth Fund, $25,000 from the 21st Century Fund and $25,000 from the International Opportunities Fund. During the fiscal year ended September 30, 2004, the Distributor earned as compensation for underwriting $151,172 from the Focus Fund, $103,558 from the Growth Fund, $36,622 from the 21st Century Fund and $25,000 from the International Opportunities Fund. During the fiscal year ended September 30, 2005, the Distributor earned as compensation for underwriting $169,202 from the Focus Fund, $122,894 from the Growth Fund, $59,610 from the 21st Century Fund and $37,347 from the International Opportunities Fund.

CODE OF ETHICS

The Trust, the Adviser and the Distributor have adopted Codes of Ethics governing personal trading activities of all officers, trustees and employees of the Trust, all officers, principals and employees of the Adviser, and certain officers of the Distributor. Under the Trust’s and Adviser’s Codes, these persons are generally restricted from purchasing common stocks and certain other securities. Under the Distributor’s Code, while these persons may invest in securities, including those that may be purchased or held by the Funds, the personal trading of such persons is subject to certain restrictions including blackout periods and preapproval requirements for limited offerings and initial public offerings. The Trust, Adviser and Distributor have developed procedures for administration of their respective Codes.

PROXY VOTING

The Board of Trustees of the Trust has adopted a proxy voting policy pursuant to which the Trustees have delegated proxy voting responsibility to Marsico Capital and approved Marsico Capital’s proxy voting policies and procedures (the “Marsico Capital Policy”) (described below). The Trustees initially reviewed and approved the Marsico Capital Policy and will review and approve any material amendments to the policy. In the event that Marsico Capital is aware that a material conflict of interest may arise between the interests of Fund shareholders and the interests of Marsico Capital or certain affiliates of Marsico Capital or the Funds in how proxies will be voted, Marsico Capital will generally follow alternative voting procedures that generally take the voting decision away from Marsico Capital. Such alternative procedures may include, without limitation: (i) causing the proxies to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders that are not Fund shareholders; (ii) causing the proxies to be voted in accordance with the recommendations of an independent service provider that Marsico Capital may use to assist it in voting proxies; (iii) notifying the Trust’s Board of Trustees or a designated Board committee or their representative of the conflict of interest (if practical), and seeking a waiver of the conflict to permit Marsico Capital to vote the proxies as it chooses under its usual policy; (iv) abstaining from voting (or taking no action on) the proxies with the consent of the Trust’s Board of Trustees or a designated Board committee or their representative; or (v) forwarding the proxies to the Trust’s Board of Trustees or a designated Board committee or their representative, so that the Board or committee or representative may vote the proxies themselves. Information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30 of each year is available (1) without charge, upon request, by calling 1-888-860-8686, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Marsico Capital Policy is designed to generally assure that proxies are voted in the best economic interests of Marsico Capital’s clients (including the Funds). Because Marsico Capital generally seeks good management in the companies it invests in on behalf of its clients, and generally has confidence that these managers seek to serve shareholders’ best interests, it believes that voting in clients’ best economic interest generally means voting with management, except in unusual cases. Marsico Capital generally reviews proxy proposals as part of its normal monitoring of portfolio companies and their management. Marsico Capital may abstain from voting (or may take no action on) proxies from time to time, such as when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote, or as an alternative to voting with management. In addition, Marsico Capital seeks to identify situations in which a material conflict of interest may arise between the interests of Marsico Capital’s clients (such as the Funds) and the interests of Marsico Capital or certain affiliates of Marsico Capital or the Funds in how proxies will be voted. For example, Marsico Capital compares proxy issuers with a list of its significant corporate clients and known public affiliates and asks analysts if they are aware of any major business relationships with proxy issuers.

PORTFOLIO MANAGERS

PORTFOLIO MANAGERS. Thomas F. Marsico is the portfolio manager of the Focus Fund and the Growth Fund. Corydon J. Gilchrist, CFA, is the portfolio manager of the 21st Century Fund. James G. Gendelman is the portfolio manager of the International Opportunities Fund. The following table lists the number and types of accounts (other than the Marsico Funds) managed by each of Mr. Marsico, Mr. Gilchrist and Mr. Gendelman and the assets under management in those accounts as of September 30, 2005.

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Thomas F. Marsico	33	$20,946.2	12	$1,389.3	23,037 (22,829 are wrap clients)	$22,369.0	$44,704.5

Corydon J. Gilchrist	4	$1,225.4	0	$0	2,157 (all wrap clients)	$455.9	$1,681.3

James G. Gendelman	13	$4,100.3	0	$0	2	$155.2	$4,255.5

As indicated in the table above, a portfolio manager may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of the Adviser make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico Capital does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico Capital seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Most accounts within a particular investment discipline are managed by using similar investment strategies. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico Capital may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico Capital often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico Capital’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico Capital’s policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, Marsico Capital has adopted policies and procedures for allocating transactions across multiple accounts. Marsico Capital’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico Capital’s compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because the Adviser advises multiple accounts. In addition, the Adviser monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of the Trust and the Adviser, including the Code of Ethics.

PORTFOLIO MANAGER COMPENSATION. The compensation package for all employees of Marsico Capital, including portfolio managers, is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico Capital’s overall profitability for the period, and (2) individual achievement and contribution. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through greater participation in the bonus pool. No other special employee incentive arrangements are currently in place or being planned. In addition to salary and bonus, portfolio managers may participate in other Marsico Capital benefits to the same extent and on the same basis as other Marsico Capital employees.

Although Marsico Capital references applicable market performance indices (e.g., S&P 500 Index or MSCI EAFE Index), portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico Capital seeks to evaluate the portfolio manager’s individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico Capital’s Investment Team, contributions to Marsico Capital’s overall performance, discrete securities analysis, and other factors.

PORTFOLIO MANAGER FUND OWNERSHIP. The dollar range of equity securities beneficially owned by a Fund’s portfolio manager in the Fund(s) he manages as of September 30, 2005 is as follows:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Thomas F. Marsico	Focus Fund Over $1,000,000 Growth Fund Over $1,000,000

Corydon J. Gilchrist	21st Century Fund $100,001 - $500,000

James G. Gendelman	International Opportunities Fund $100,001 - $500,000

DISCLOSURE OF CURRENT PORTFOLIO HOLDINGS

The Funds have adopted the following policies and procedures relating to disclosure of the Funds’ current portfolio securities holdings. The policies and procedures are primarily implemented through related policies and procedures of the Funds and Marsico Capital, including the Funds’ policies and procedures addressing market timing, the Funds’ Code of Ethics, and Marsico Capital’s insider trading policies and procedures. Taken together, these policies and procedures seek to assure that information about the Funds’ current portfolio securities holdings is not misused, while allowing disclosure of such information when appropriate to the Funds’ operations or generally in the interests of the Funds’ shareholders, and when there are reasonable expectations that disclosure of current portfolio holdings information will not compromise the integrity or performance of the Funds. Under these policies and procedures relating to the disclosure of the Funds’ current portfolio securities, a schedule of portfolio holdings of the Funds (excluding cash and cash equivalents) is usually posted on the Funds’ website approximately 30 days after the end of each month. Each calendar month’s information will remain accessible on the Funds’ website until the posting of the following month’s schedule of holdings. You may view a Fund’s schedule of portfolio holdings for the most recently completed month online at http://www.marsicofunds.com, or obtain a copy of the schedule by calling 1-888-860-8686.

The Funds or Marsico Capital may share non-public current portfolio holdings information of the Funds sooner than 30 days after month-end with a service provider to the Funds or Marsico Capital, including, without limitation, the Funds’ custodian or administrator, pricing services, proxy voting services, rating and ranking organizations, auditors, broker-dealers (which may execute trades for the Funds), or other persons that reasonably request such information in order to fulfill their duties (including affiliated entities for compliance or risk management purposes). These service providers and other entities owe contractual, fiduciary, or other legal duties to the Funds or Marsico Capital that foster reasonable expectations that current portfolio holdings information will not be used to trade securities improperly or otherwise be misused. Fund officers may authorize disclosure of the Funds’ portfolio holdings information to service providers where the service provider needs information to fulfill its duties. The Funds do not regard portfolio holdings information that is more than six months old as current, and such information is not subject to these policies or procedures. Neither the Funds nor Marsico Capital knowingly enter into any arrangements in which they would receive compensation or other consideration in exchange for the disclosure of the Funds’ current portfolio securities holdings.

The Board of Trustees of the Funds exercises oversight of disclosure of current portfolio holdings by reviewing and approving the related Fund and Marsico Capital policies and procedures discussed above, receiving periodic reports and other information about any material violations of these policies and procedures, and periodically reviewing and ratifying other relevant documents such as the Prospectus and Statement of Additional Information.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SERVICE PROVIDERS

Investment Adviser

Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, CO 80202

Administrator

UMB Fund Services, Inc., 803 W. Michigan Street, Suite A, Milwaukee, WI 53233

Counsel

Dechert LLP, 1775 I St., NW, Washington DC 20006-2401

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, CO 80202

Transfer and Dividend Disbursing Agent

UMB Fund Services, Inc., 803 W. Michigan Street, Suite A,

Milwaukee, WI 53233

APPENDIX A

RATINGS OF INVESTMENT SECURITIES

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund’s investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. and Standard & Poor’s Corporation.

MOODY’S INVESTORS SERVICE, INC. RATINGS

Aaa—Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C—Bonds rated C are the lowest rated class of bonds, and issuers so rated can be regarded as having extremely poor prospects of even attaining any real investment standing.

STANDARD & POOR’S CORPORATION RATING

AAA—Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB—B—CCC—CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

PART C

OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1)	Trust Instrument (1)

(2)	Amended Schedule A to the Trust Instrument (2)

(3)	Certificate of Trust (1)

(b)	By-Laws (1)

(c)	Not Applicable

(d)(1)	Form of Investment Advisory Agreement between Registrant and Marsico Capital Management, LLC with respect to the Marsico Focus Fund (3)

(2)	Form of Investment Advisory Agreement between Registrant and Marsico Capital Management, LLC with respect to the Marsico Growth Fund (3)

(3)	Form of Investment Advisory Agreement between Registrant and Marsico Capital Management, LLC with respect to the Marsico 21st Century Fund (3)

(4)	Form of Investment Advisory Agreement between Registrant and Marsico Capital Management, LLC with respect to the Marsico International Opportunities Fund (3)

(e)	Amended and Restated Distribution Agreement (4)

(f)	Marsico Investment Fund Trustees Deferred Fee Plan (filed herewith)

(g)(1)	Custodian Agreement (5)

(2)	Amendment to Custodian Agreement (6)

(h)(1)	Amended and Restated Administration Agreement (4)

(2)	Amendment to Amended and Restated Administration Agreement (7)

(3)	Amended and Restated Transfer Agency Agreement (4)

(4)	Addendum to Transfer Agency Agreement (4)

(5)	Addendum to Transfer Agency Agreement (7)

(6)	Amended and Restated Schedule C to the Amended and Restated Transfer Agency Agreement (3)

(7)	IRA Custodial Agreement and Disclosure Statement (5)

(8)	Form of Expense Reimbursement Agreement (filed herewith)

(i	)	Not Applicable

(j	)	Consent of PricewaterhouseCoopers LLP (filed herewith)

(k	)	Not Applicable

(l	)	Initial Capital Agreement (5)

(m)(1)		Distribution and Service Plan (8)

(2)		Dealer Agreement (9)

(n	)	Not Applicable

(p	)	Code of Ethics of the Marsico Investment Fund and Marsico Capital Management, LLC (filed herewith)

Powers of Attorney (filed herewith)

(1)	Filed in Registrant’s initial Registration Statement (333-36975) on October 1, 1997 and incorporated by reference herein.
(2)	Filed in Registrant’s Registration Statement (333-36975) on January 24, 2003 and incorporated by reference herein.
(3)	Filed in Registrant’s Registration Statement (333-36975) on November 29, 2004 and incorporated by reference herein.
(4)	Filed in Registrant’s Registration Statement (333-36975) on November 27, 2002 and incorporated by reference herein.
(5)	Filed in Registrant’s Registration Statement (333-36975) on December 2, 1997 and incorporated by reference herein.
(6)	Filed in Registrant’s Registration Statement (333-36975) on January 28, 2002 and incorporated by reference herein.
(7)	Filed in Registrant’s Registration Statement (333-36975) on January 30, 2004 and incorporated by reference herein.
(8)	Filed in Registrant’s Registration Statement (333-36975) on May 31, 2000 and incorporated by reference herein.
(9)	Filed in Registrant’s Registration Statement (333-36975) on November 19, 1998 and incorporated by reference herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Trust’s shares are sold through broker-dealer intermediaries that establish single, omnibus accounts with the Trust’s transfer agent. As a result of this arrangement, and as of December 31, 2005, National Financial Services Corp. could be deemed to own in excess of 25%

of the outstanding shares of the Focus Fund and Charles Schwab & Co., Inc. could be deemed to own in excess of 25% of the outstanding shares of the, 21st Century and International Opportunities Funds.

The beneficial owners of these shares, however, are the individual investors who maintain accounts with these broker-dealer intermediaries.

ITEM 25. INDEMNIFICATION

Reference is made to Article IX, Section 2, of the Registrant’s Trust Instrument.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Article IX, Section 2 of the Trust Instrument provides in part that a Trustee, officer, employee, manager, or agent of the Trust shall be indemnified by the Trust against liability and all expenses reasonably incurred or paid by such person in connection with any claim, action, suit, or proceeding in which such person becomes involved because of his or her official relationship to the Trust unless: (i) such person was adjudicated to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard for his duties to the Trust; or (ii) in the event of a Settlement unless one of the conditions set forth in the Trust Instrument is satisfied.

Section 5 of the Amended and Restated Distribution Agreement between the Registrant and UMB Distribution Services, LLC provides for indemnification of UMB Distribution Services, LLC, in connection with certain claims and liabilities to which UMB Distribution Services, LLC, in its capacity as Registrant’s Distributor, may be subject. A copy of the Amended and Restated Distribution Agreement is incorporated by reference herein as Exhibit 23(e). Article V. B. of the Amended and Restated Transfer Agent Agreement between the Registrant and UMB Fund Services, Inc. similarly provides for indemnification of UMB Fund Services, Inc. in connection with certain claims and liabilities to which UMB Fund Services, Inc. in its capacity as Registrant’s Transfer Agent, may be subject. A copy of the Amended and Restated Transfer Agency Agreement is incorporated by reference herein as Exhibit (h)(3).

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Marsico Capital Management, LLC serves as the investment adviser for the Registrant. The business and other connections of Marsico Capital Management, LLC are set forth in the Uniform Application for Investment Adviser Registration (“Form ADV”) of Marsico Capital Management, LLC (No. 801-54914) as currently filed with the SEC which is incorporated by reference herein.

ITEM 27. PRINCIPAL UNDERWRITER

(a)	UMB Distribution Services, LLC currently serves as distributor of the shares of The Green Century Funds, Adelante Funds, Columbus Funds, Inc., Lotsoff Capital Management Equity Trust, SPARX Funds Trust and the UMB Scout Funds.

(b)	To the best of Registrant’s knowledge, the officers of UMB Distribution Services, LLC, distributor for Registrant, are as follows:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UMB DISTRIBUTION SERVICES LLC	POSITIONS AND OFFICES WITH REGISTRANT
Peter J. Hammond 803 W. Michigan Street Suite A Milwaukee, WI 53202	President	None

Christine L. Mortensen 803 W. Michigan Street Suite A Milwaukee, WI 53202	Treasurer	None

Constance Dye Shannon 803 W. Michigan Street Suite A Milwaukee, WI 53202	Secretary	None

(c)	Commissions and other compensation earned, directly or indirectly, from the Registrant during the fiscal period ended September 30, 2005 by Registrant’s principal underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchase	Brokerage Commissions	Other Compensation
UMB Distribution Services, LLC	$0	$0	$0	$389,053

UMB Distribution Services, LLC serves as each Fund’s principal underwriter and acts as exclusive agent for the Funds in selling their shares to the public. For marketing and distribution services provided, UMB Distribution Services receives a fee beginning at the annual rate of 0.02% of each Fund’s average daily net assets and decreasing as the assets of each Fund reach certain levels, subject to a minimum annual fee of $ 25,000 per Fund.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Registrant, at Registrant’s offices at 1200 17th Street, Suite 1600, Denver, CO 80202, except (1) records held and maintained by State Street Bank and Trust Company at 225 Franklin Street, Boston, Massachusetts 02110 relating to its functions as custodian; (2) records held and maintained by UMB Fund Services, Inc., 803 West Michigan Street, Suite A, 53233, Milwaukee, Wisconsin 53202, relating to its functions as administrator and transfer agent, and (3) records held and maintained by State Street Bank and Trust Company at 225 Franklin Street, Boston, Massachusetts 02110 relating to its role as fund accountant.

ITEM 29. MANAGEMENT SERVICES

Not Applicable.

ITEM 30. UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia, on this 31st day of January, 2006.

THE MARSICO INVESTMENT FUND

By:	/s/ Thomas F. Marsico
Thomas F. Marsico,*
PRESIDENT

By:	/s/ Sander M. Bieber
Sander M. Bieber
As ATTORNEY-IN-FACT

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE		TITLE	DATE

/s/ Thomas F. Marsico Thomas F. Marsico*		Trustee, President and Chief Executive Officer (Principal Executive Officer)	January 31, 2006

/s/ J. Jeffrey Riggs J. Jeffrey Riggs*		Trustee	January 31, 2006

/s/ Walter A. Koelbel, Jr. Walter A. Koelbel, Jr.*		Trustee	January 31, 2006

/s/ Michael D. Rierson Michael D. Rierson*		Trustee	January 31, 2006

/s/ Joseph T. Willett Joseph T. Willett*		Trustee	January 31, 2006

/s/ Christopher J. Marsico Christopher J. Marsico*		Vice President and Treasurer (Principal Financial and Accounting Officer)	January 31, 2006

By:	/s/ Sander M. Bieber Sander M. Bieber As ATTORNEY-IN-FACT

*	Pursuant to power of attorney filed herewith.

Exhibit List

(f)	Marsico Investment Fund Trustees Deferred Fee Plan

(h)(8)	Expense Reimbursement Agreement

(j)	Consent of PricewaterhouseCoopers LLP

(p)	Code of Ethics of the Marsico Investment Fund and Marsico Capital Management

Powers of Attorney